                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-1629

                       RIVERSOURCE DIMENSIONS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
DISCIPLINED SMALL AND

MID CAP EQUITY FUND



--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   31

Statement of Operations............   32

Statements of Changes in Net
  Assets...........................   33

Financial Highlights...............   34

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   54

Federal Income Tax Information.....   56

Board Members and Officers.........   57

Approval of Investment Management
  Services Agreement...............   63

Proxy Voting.......................   66



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------


FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) Class A shares gained 19.04% (excluding sales charge) for the 12-month period ended July 31, 2010.

> The Fund underperformed its benchmark, the Russell 2500(TM) Index, which rose
  21.77% for the same period.

> The Fund also underperformed the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which advanced 20.69%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                            SINCE
                                                          INCEPTION
                                         1 YEAR  3 YEARS   5/18/06
-------------------------------------------------------------------
RiverSource Disciplined Small and Mid
  Cap Equity Fund
  Class A (excluding sales charge)      +19.04%   -7.96%    -5.50%
-------------------------------------------------------------------
Russell 2500 Index (unmanaged)          +21.77%   -4.00%    -0.11%
-------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index
  (unmanaged)                           +20.69%   -4.07%    +0.57%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                             SINCE
Without sales charge                      1 YEAR  3 YEARS  INCEPTION
Class A (inception 5/18/06)              +19.04%   -7.96%    -5.50%
--------------------------------------------------------------------
Class B (inception 5/18/06)              +18.00%   -8.69%    -6.22%
--------------------------------------------------------------------
Class C (inception 5/18/06)              +18.00%   -8.69%    -6.24%
--------------------------------------------------------------------
Class I (inception 5/18/06)              +19.45%   -7.55%    -5.12%
--------------------------------------------------------------------
Class R4 (inception 5/18/06)             +19.23%   -7.66%    -5.24%
--------------------------------------------------------------------
Class W (inception 12/1/06)              +19.00%   -7.98%    -7.11%
--------------------------------------------------------------------

With sales charge
Class A (inception 5/18/06)              +12.19%   -9.76%    -6.82%
--------------------------------------------------------------------
Class B (inception 5/18/06)              +13.00%   -9.61%    -6.67%
--------------------------------------------------------------------
Class C (inception 5/18/06)              +17.00%   -8.69%    -6.24%
--------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
   X                      Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.


(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------


Effective May 1, 2010, Brian Condon and Alfred Alley III joined Gina Mourtzinou as co-portfolio managers of RiverSource Disciplined Small and Mid Cap Equity Fund. Effective July 3, 2010, Mr. Condon and Mr. Alley III became sole portfolio managers of RiverSource Disciplined Small and Mid Cap Equity Fund.

Dear Shareholder,

RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) Class A shares gained 19.04% (excluding sales charge) for the 12-month period ended July 31, 2010. The Fund underperformed its benchmark, the Russell 2500(R) Index (Russell Index), which rose 21.77%, as well as the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which advanced 20.69%, for the same period.

SIGNIFICANT PERFORMANCE FACTORS
Against a strengthening economic backdrop supported by generally positive data, the equity market rally that had begun in mid-March 2009

SECTOR BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                     14.5%
------------------------------------------------
Consumer Staples                            3.0%
------------------------------------------------
Energy                                      5.9%
------------------------------------------------
Financials                                 20.4%
------------------------------------------------
Health Care                                11.1%
------------------------------------------------
Industrials                                13.8%
------------------------------------------------
Information Technology                     15.5%
------------------------------------------------
Materials                                   7.1%
------------------------------------------------
Telecommunication Services                  1.6%
------------------------------------------------
Utilities                                   5.5%
------------------------------------------------
Other(2)                                    1.6%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

   Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. The rally then stalled in May and June of 2010 as worries heightened about the sovereign debt crisis in Europe and about the trajectory of the nascent global economic recovery. Investors questioned whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis, as several government and Federal Reserve programs expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors also were uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a "double-dip" recession or even deflation became of heightened concern. Equity market volatility rose. That said, by the end of the annual period, a strong start to the second quarter 2010 earnings reporting season buoyed the equity market as did an overall improvement in risk sentiment. The release of the results of the European bank stress tests on July 23 also had a positive impact on equity markets broadly.


TOP TEN HOLDINGS(1) (at July 31, 2010)
---------------------------------------------------------------------

DST Systems, Inc.                           1.2%
------------------------------------------------
Ryder System, Inc.                          1.1%
------------------------------------------------
Raymond James Financial, Inc.               1.1%
------------------------------------------------
Cree, Inc.                                  1.1%
------------------------------------------------
The Finish Line, Inc., Class A              1.0%
------------------------------------------------
F5 Networks, Inc.                           1.0%
------------------------------------------------
Mirant Corp.                                1.0%
------------------------------------------------
Murphy Oil Corp.                            0.9%
------------------------------------------------
International Bancshares Corp.              0.9%
------------------------------------------------
Domino's Pizza, Inc.                        0.9%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

The Fund's performance was primarily driven by the two quantitative-based investment themes we employed in selecting stocks for the Fund's portfolio -- valuation and momentum. During the 12-month period, the momentum theme outperformed the Russell Index, but not enough to offset the underperformance of the valuation theme. The momentum theme, designed in part to capture investor sentiment over the near to mid term, benefited from exposure to materials and information technology stocks. The valuation theme, which favors cheaper price-to-earnings ratio (P/E) stocks, started the annual period with solid performance but weakened later in the period as market volatility heightened. The valuation theme was hurt most by consumer-oriented stocks. It is important to remember that the themes we used take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. At the same time, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes further led to various sector weightings that, together, contributed modestly to results. A sizable weighting in consumer discretionary, one of the better performing sectors in the Russell Index during the period, and having only modest position in utilities, one of the weaker performing sectors in the Russell Index during the period, helped most. The primary detractors from a sector allocation perspective were the Fund's significant exposure to the lagging consumer staples sector and having a less-than-Russell Index position in the stronger financials sector.

Because we use a bottom-up approach, it is not surprising that most of the Fund's results were due to stock selection. Specifically, stock selection in the utilities, industrials and financials sectors detracted. This more than offset the combined effect of strong stock selection in health care, materials and information technology.


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Among individual holdings, the stocks that contributed most favorably to the Fund's return during the annual period included digital electronics manufacturer 3COM (selected by the momentum theme and acquired on April 12, 2010 by Hewlett-Packard), chemical manufacturer W R GRACE & CO. (also a choice of the momentum theme), household appliances manufacturer WHIRLPOOL (selected by the valuation theme), multi-line insurance company GENWORTH FINANCIAL (chosen by the valuation and momentum themes), and printer manufacturer LEXMARK INTERNATIONAL (a momentum pick).

Stocks that detracted most from the Fund's annual results were each selected by the valuation model. These were commercial bank INTERNATIONAL BANCSHARES, food and beverage company DEAN FOODS, independent power producer MIRANT, financial services company SWS GROUP and therapeutics developer ISIS PHARMACEUTICALS.

At the end of July, the Fund's largest individual stock holdings included computer services firm DST SYSTEMS (a momentum theme choice), transportation services company RYDER SYSTEM (selected by the momentum theme), financial services company RAYMOND JAMES FINANCIAL (a valuation theme pick), semiconductor manufacturer CREE (selected by the momentum theme), and athletic and leisure apparel and shoe retailer THE FINISH LINE (a choice of the valuation theme).

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative-based theme-driven stock selection during the period, the portfolio's sector allocations changed somewhat. For example, the Fund's exposure to information


  At the same time, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund.






--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

technology increased but remained a less-than-Russell Index position in the sector. The Fund's allocation to financials decreased but remained greater than the Russell Index. Toward the end of the annual period, we began bringing the Fund's sector allocation more in line with that of the benchmark index, a shift primarily driven by our new management team's sector-neutral investment process.

In managing risk associated with small- and mid-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques in an effort to reduce the expected risk of the portfolio and to avoid large deviations in exposure from the Russell Index.

Perhaps the biggest change made was that a new portfolio management team was put in place toward the end of the annual period. The Fund's principal investment strategies remained based on quantitative analysis, using similar investment themes. However, while we continue to use computer-based models to analyze stocks within sectors, the new team's models are somewhat different from those previously used. We seek to maintain sector weighting neutrality overall relative to the benchmark index, and the models drive stock selection by focusing on factors within three themes -- quality, valuation and catalyst. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

Given all of these changes, the Fund's portfolio turnover rate for the annual period was 107%.

OUR FUTURE STRATEGY
We hold a cautious view regarding prospects for the financial markets over the remainder of 2010. After a solid run over the 12 months ended July 31, 2010, we believe stocks appeared to be closer to fair value than

--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

they had been one year prior. At the same time, however, we expect volatility to remain somewhat heightened. We believe the U.S. economy will continue to recover, albeit at a relatively slow pace, and that inflation should remain under control.

Given this view, we intend to use our quantitative-based themes, as described above, in our stock selection process, seeking to position the Fund's portfolio to take advantage of what we consider a beneficial shift in underlying market dynamics. At the same time, we believe our use of multiple investment disciplines can potentially serve the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for most potential market conditions. Whether there is a surge in small- and mid-cap stocks or a downturn, the combination of themes should, in our view, help us deliver value relative to the Russell Index over extended periods of time. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio. We believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.




Brian Condon, CFA(R)                   Alfred Alley III, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small and Mid Cap Equity Fund Class A shares (from 5/18/06 to 7/31/10) as compared to the performance of the Russell 2500 Index and the Lipper Mid-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com or calling 800.345.6611. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    5/18/06
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,219    $7,348     $7,432
---------------------------------------------------------------------------------
     Average annual total return                    +12.19%    -9.76%     -6.82%
---------------------------------------------------------------------------------
RUSSELL 2500 INDEX(1)
     Cumulative value of $10,000                    $12,177    $8,847     $9,954
---------------------------------------------------------------------------------
     Average annual total return                    +21.77%    -4.00%     -0.11%
---------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,069    $8,828    $10,239
---------------------------------------------------------------------------------
     Average annual total return                    +20.69%    -4.07%     +0.57%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            SMALL AND
                             MID CAP
                           EQUITY FUND
                             CLASS A                                   LIPPER MID-CAP
                         (INCLUDES SALES           RUSSELL 2500          CORE FUNDS
                         CHARGE) ($7,432)       INDEX(1) ($9,954)    INDEX(2) ($10,239)
                     -----------------------    -----------------    ------------------
5/18/06                     $ 9,425                  $10,000              $10,000
7/06                          8,898                    9,735                9,807
10/06                         9,455                   10,589               10,519
1/07                         10,191                   11,278               11,190
4/07                         10,401                   11,665               11,746
7/07                          9,533                   11,249               11,599
10/07                         9,732                   11,935               12,223
1/08                          8,505                   10,454               10,847
4/08                          8,535                   10,635               11,129
7/08                          8,395                   10,302               10,575
10/08                         5,803                    7,487                7,639
1/09                          5,143                    6,404                6,674
4/09                          5,493                    7,194                7,461
7/09                          6,243                    8,174                8,484
10/09                         6,473                    8,481                8,951
1/10                          6,880                    9,143                9,615
4/10                          8,083                   10,821               11,127
7/10                          7,432                    9,954               10,239




(1) The Russell 2500 Index, an unmanaged index, measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Core Funds Index includes the 30 largest mid-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.



--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 FEB. 1, 2010  JULY 31, 2010  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,080.20        $ 6.95(d)      $ 7.21(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.25        $ 6.74(d)      $ 6.99(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,076.10        $10.92(d)      $11.18(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.41        $10.60(d)      $10.85(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,076.10        $10.87(d)      $11.13(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.46        $10.55(d)      $10.80(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,083.00        $ 4.41         $ 4.67
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $ 4.28         $ 4.53
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,081.60        $ 5.97         $ 6.23
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.20        $ 5.79         $ 6.04
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,080.50        $ 6.74         $ 7.00
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.45        $ 6.54         $ 6.79
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.34%           .05%        1.39%
----------------------------------------------------------------------
Class B                             2.11%           .05%        2.16%
----------------------------------------------------------------------
Class C                             2.10%           .05%        2.15%
----------------------------------------------------------------------
Class I                              .85%           .05%         .90%
----------------------------------------------------------------------
Class R4                            1.15%           .05%        1.20%
----------------------------------------------------------------------
Class W                             1.30%           .05%        1.35%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended July 31, 2010: +8.02% for Class A, +7.61% for Class B, +7.61% for Class C, +8.30% for Class I, +8.16% for Class R4 and +8.05% for Class W.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.39% for Class A, 2.14% for Class B and 2.14% for Class C. Any amounts waived will not be reimbursed by the Fund. This change is effective Oct. 1, 2010. Had this change been in place for the entire six month period ended July 31, 2010, the actual direct expenses paid would have been $6.90 for Class A, $10.77 for Class B and $10.77 for Class C; the hypothetical direct expenses paid would have been $6.69 for Class A, $10.45 for Class B and $10.45 for Class C. Additionally, had this change been in place for the entire six month period ended July 31, 2010, the actual direct and indirect expenses paid would have been $7.16 for Class A, $11.02 for Class B and $11.02 for Class C; the hypothetical direct and indirect expenses paid would have been $6.94 for Class A, $10.70 for Class B and $10.70 for Class C.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.9%)
Astronics Corp.                                          4,400(b,d)           $70,400
BE Aerospace, Inc.                                       5,145(b)             151,263
Ceradyne, Inc.                                          12,801(b)             297,623
Esterline Technologies Corp.                             2,894(b)             148,549
LMI Aerospace, Inc.                                     12,900(b)             222,138
Triumph Group, Inc.                                      4,422(d)             335,630
                                                                      ---------------
Total                                                                       1,225,603
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
Atlas Air Worldwide Holdings, Inc.                      10,010(b,d)           585,385
-------------------------------------------------------------------------------------

AIRLINES (1.3%)
Alaska Air Group, Inc.                                  12,304(b)             634,763
Allegiant Travel Co.                                     4,661(d)             206,902
Continental Airlines, Inc., Class B                     23,581(b)             589,997
Hawaiian Holdings, Inc.                                 36,341(b,d)           218,046
Skywest, Inc.                                           14,978(d)             186,476
                                                                      ---------------
Total                                                                       1,836,184
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.3%)
Autoliv, Inc.                                           13,331(b,c,d)         765,733
Cooper Tire & Rubber Co.                                16,254(d)             351,249
Tenneco, Inc.                                           13,857(b,d)           382,453
TRW Automotive Holdings Corp.                           10,859(b)             381,042
                                                                      ---------------
Total                                                                       1,880,477
-------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Boston Beer Co., Inc., Class A                           3,600(b)             249,696
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.6%)
Cephalon, Inc.                                           3,516(b,d)           199,533
Cubist Pharmaceuticals, Inc.                            10,413(b,d)           224,712
Incyte Corp., Ltd.                                      11,841(b,d)           154,170
Nabi Biopharmaceuticals                                 22,000(b)             125,840
PDL BioPharma, Inc.                                     30,900(d)             192,198
                                                                      ---------------
Total                                                                         896,453
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
AAON, Inc.                                               8,900(d)             221,254
Apogee Enterprises, Inc.                                19,482(d)             219,367
Quanex Building Products Corp.                          11,796                207,492
                                                                      ---------------
Total                                                                         648,113
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.6%)
Apollo Investment Corp.                                 59,380                599,738
Ares Capital Corp.                                      36,786                515,372
BGC Partners, Inc., Class A                             42,381(d)             229,705
GFI Group, Inc.                                         22,904(d)             134,905
Investment Technology Group, Inc.                        5,931(b)              93,176
Jefferies Group, Inc.                                    3,103(d)              76,613
Knight Capital Group, Inc., Class A                     23,808(b,d)           342,359
MF Global Holdings Ltd.                                 23,932(b,d)           153,883
MVC Capital, Inc.                                        7,749(d)              99,342
optionsXpress Holdings, Inc.                             7,299(b,d)           113,864
Raymond James Financial, Inc.                           57,154(d)           1,524,868
SWS Group, Inc.                                         48,965(d)             426,975
TICC Capital Corp.                                      91,500(d)             802,455
                                                                      ---------------
Total                                                                       5,113,255
-------------------------------------------------------------------------------------

CHEMICALS (4.4%)
Ashland, Inc.                                           11,548                587,216
Cabot Corp.                                              5,038                148,621
CF Industries Holdings, Inc.                             9,263                752,063
Cytec Industries, Inc.                                   8,176                408,146
Eastman Chemical Co.                                     3,128                195,938
Hawkins, Inc.                                            6,800(d)             220,728
Huntsman Corp.                                          39,932                418,088
Innophos Holdings, Inc.                                 11,922(d)             349,434
Lubrizol Corp.                                           3,245                303,375
NewMarket Corp.                                          3,761                403,142
Olin Corp.                                              30,073(d)             610,482
OM Group, Inc.                                          10,630(b,d)           287,010
PolyOne Corp.                                           24,288(b,d)           250,409


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHEMICALS (CONT.)
Stepan Co.                                               5,549(d)            $366,289
WR Grace & Co.                                          37,938(b,d)           973,868
                                                                      ---------------
Total                                                                       6,274,809
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Bancfirst Corp.                                          4,720(d)             194,370
CVB Financial Corp.                                     11,711(d)             119,218
East West Bancorp, Inc.                                 33,145(d)             516,731
First Financial Bancorp                                 58,284(d)             926,716
International Bancshares Corp.                          75,598(d)           1,310,868
Republic Bancorp, Inc., Class A                          2,700                 66,906
TowneBank                                               14,586(d)             224,624
Trico Bancshares                                        10,072(d)             190,059
Wintrust Financial Corp.                                 4,934(d)             153,546
Zions Bancorporation                                     9,533                211,537
                                                                      ---------------
Total                                                                       3,914,575
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.9%)
Consolidated Graphics, Inc.                             12,620(b)             542,282
Deluxe Corp.                                             3,500                 72,030
Herman Miller, Inc.                                     10,765(d)             185,158
Kimball International, Inc., Class B                    24,290(d)             151,570
RR Donnelley & Sons Co.                                 27,390                462,069
Standard Parking Corp.                                   5,200(b,d)            88,712
Steelcase, Inc., Class A                                29,467(d)             203,617
The Brink's Co.                                         22,478                492,268
US Ecology, Inc.                                        13,200(d)             195,228
United Stationers, Inc.                                  5,008(b,d)           271,183
                                                                      ---------------
Total                                                                       2,664,117
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.9%)
Blue Coat Systems, Inc.                                  8,233(b,d)           180,303
F5 Networks, Inc.                                       16,095(b)           1,413,624
JDS Uniphase Corp.                                      13,742(b)             149,101
Netgear, Inc.                                            9,591(b,d)           230,184
Plantronics, Inc.                                       13,793(d)             413,376
Tellabs, Inc.                                           47,291                330,091
                                                                      ---------------
Total                                                                       2,716,679
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Lexmark International, Inc., Class A                     8,484(b)             311,787
NCR Corp.                                               26,010(b)             356,337
                                                                      ---------------
Total                                                                         668,124
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.6%)
Comfort Systems USA, Inc.                               24,370(d)             278,062
EMCOR Group, Inc.                                       33,476(b,d)           870,711
KBR, Inc.                                               30,645                685,835
Layne Christensen Co.                                    8,275(b,d)           208,613
The Shaw Group, Inc.                                     8,035(b)             257,441
                                                                      ---------------
Total                                                                       2,300,662
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.1%)
Cash America International, Inc.                         8,828(d)             295,738
Discover Financial Services                             31,881                486,823
Ezcorp, Inc., Class A                                   13,220(b,d)           263,078
Nelnet, Inc., Class A                                   23,000(d)             463,680
                                                                      ---------------
Total                                                                       1,509,319
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Rock-Tenn Co., Class A                                   7,350(d)             391,167
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Core-Mark Holding Co., Inc.                              5,920(b,d)           180,678
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.9%)
Corinthian Colleges, Inc.                               14,138(b,d)           128,656
Lincoln Educational Services Corp.                      10,100(b)             213,009
Pre-Paid Legal Services, Inc.                            8,019(b,d)           393,412
Regis Corp.                                             17,357(d)             264,347
Sotheby's                                                9,217                250,057
                                                                      ---------------
Total                                                                       1,249,481
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Life Partners Holdings, Inc.                             7,000(d)             121,450
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Alaska Communications Systems Group, Inc.               41,200(d)            $381,512
CenturyLink, Inc.                                       17,323                617,045
Qwest Communications International, Inc.               128,046                724,741
                                                                      ---------------
Total                                                                       1,723,298
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.4%)
DPL, Inc.                                               50,600              1,280,686
Edison International                                    33,227              1,101,475
El Paso Electric Co.                                    46,700(b)           1,004,050
                                                                      ---------------
Total                                                                       3,386,211
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
EnerSys                                                 12,131(b)             293,813
General Cable Corp.                                      8,078(b,d)           214,390
GrafTech International Ltd.                             32,855(b,d)           515,166
Powell Industries, Inc.                                  5,200(b,d)           170,872
                                                                      ---------------
Total                                                                       1,194,241
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.3%)
Anixter International, Inc.                             13,027(b,d)           629,465
Arrow Electronics, Inc.                                 11,100(b)             275,169
Avnet, Inc.                                              9,011(b)             226,627
Benchmark Electronics, Inc.                             14,414(b)             240,714
Electro Rent Corp.                                      20,600                284,280
Ingram Micro, Inc., Class A                              6,266(b)             103,577
Insight Enterprises, Inc.                               18,381(b,d)           267,811
Jabil Circuit, Inc.                                     19,847                287,980
Littelfuse, Inc.                                         8,894(b,d)           316,715
Methode Electronics, Inc.                               19,678(d)             210,161
Plexus Corp.                                             7,141(b,d)           208,517
SYNNEX Corp.                                             9,983(b,d)           263,451
                                                                      ---------------
Total                                                                       3,314,467
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.2%)
Atwood Oceanics, Inc.                                   11,487(b)             312,446
Gulfmark Offshore, Inc., Class A                         7,271(b,d)           214,058
Helmerich & Payne, Inc.                                 12,433(d)             503,909
Lufkin Industries, Inc.                                 13,734                564,605
Oil States International, Inc.                           7,538(b)             346,296
Rowan Companies, Inc.                                   20,868(b)             527,126
SEACOR Holdings, Inc.                                    2,858(b)             236,700
Superior Energy Services, Inc.                          12,247(b)             279,109
Unit Corp.                                               4,876(b)             199,428
                                                                      ---------------
Total                                                                       3,183,677
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
BJ's Wholesale Club, Inc.                               15,623(b)             711,628
Nash Finch Co.                                           5,099(d)             200,493
Ruddick Corp.                                           12,569(d)             445,571
Spartan Stores, Inc.                                    12,197(d)             175,149
The Pantry, Inc.                                         9,367(b,d)           168,606
Winn-Dixie Stores, Inc.                                 28,298(b,d)           277,603
                                                                      ---------------
Total                                                                       1,979,050
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Cal-Maine Foods, Inc.                                    8,223(d)             259,765
Chiquita Brands International, Inc.                     15,968(b,d)           234,410
Dean Foods Co.                                           6,325(b)              72,485
Fresh Del Monte Produce, Inc.                           19,703(b,c,d)         410,610
                                                                      ---------------
Total                                                                         977,270
-------------------------------------------------------------------------------------

GAS UTILITIES (0.6%)
Chesapeake Utilities Corp.                               6,700                222,708
Energen Corp.                                            3,212                142,741
Oneok, Inc.                                              2,747                127,818
Questar Corp.                                            6,310                103,800
The Laclede Group, Inc.                                  5,366                187,488
UGI Corp.                                                4,400                118,624
                                                                      ---------------
Total                                                                         903,179
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Hill-Rom Holdings, Inc.                                 10,953(d)             361,887
Intuitive Surgical, Inc.                                 2,951(b)             969,020
Medical Action Industries, Inc.                          7,400(b)             101,380
ResMed, Inc.                                             2,616(b,d)           171,845
Sirona Dental Systems, Inc.                              6,081(b)             187,173
STERIS Corp.                                             6,849(d)             217,730
Thoratec Corp.                                           3,938(b)             144,840
                                                                      ---------------
Total                                                                       2,153,875
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (5.5%)
America Service Group, Inc.                              6,700               $118,188
AMERIGROUP Corp.                                        18,284(b,d)           653,836
Assisted Living Concepts, Inc., Class A                  8,600(b)             270,556
Bio-Reference Labs, Inc.                                20,000(b,d)           419,400
Centene Corp.                                           21,848(b,d)           465,581
CIGNA Corp.                                             20,163                620,214
Health Net, Inc.                                        15,514(b)             365,355
Healthspring, Inc.                                      31,969(b,d)           601,017
Humana, Inc.                                            26,566(b)           1,249,133
Kindred Healthcare, Inc.                                27,824(b,d)           370,059
Landauer, Inc.                                           2,900(d)             182,033
Lincare Holdings, Inc.                                  13,450(d)             319,572
Magellan Health Services, Inc.                          22,468(b,d)           945,678
Molina Healthcare, Inc.                                 11,081(b,d)           330,325
The Providence Service Corp.                             8,700(b)             125,280
Triple-S Management Corp., Series B                     14,760(b,c,d)         293,429
Universal American Corp.                                33,692(b,d)           564,004
                                                                      ---------------
Total                                                                       7,893,660
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.4%)
Computer Programs & Systems, Inc.                        7,400(d)             332,778
Medidata Solutions, Inc.                                11,400(b,d)           171,912
                                                                      ---------------
Total                                                                         504,690
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Brinker International, Inc.                              5,124                 80,549
Domino's Pizza, Inc.                                   101,300(b,d)         1,295,627
Wyndham Worldwide Corp.                                 15,669                400,030
                                                                      ---------------
Total                                                                       1,776,206
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
American Greetings Corp., Class A                       13,283(d)             272,169
Garmin Ltd.                                             16,586(c,d)           472,867
National Presto Industries, Inc.                         1,045(d)             106,580
Tupperware Brands Corp.                                 15,345                604,439
                                                                      ---------------
Total                                                                       1,456,055
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.8%)
Constellation Energy Group, Inc.                        25,016                790,506
Mirant Corp.                                           121,906(b)           1,337,308
NRG Energy, Inc.                                        22,078(b)             500,729
                                                                      ---------------
Total                                                                       2,628,543
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Raven Industries, Inc.                                   9,000(d)             315,270
Seaboard Corp.                                             222(d)             336,996
                                                                      ---------------
Total                                                                         652,266
-------------------------------------------------------------------------------------

INSURANCE (5.9%)
Allied World Assurance Co. Holdings Ltd.                 7,393(c)             368,319
American Equity Investment Life Holding Co.             43,800(d)             473,040
American Financial Group, Inc.                          15,861                467,424
Arch Capital Group Ltd.                                  4,193(b,c)           328,144
Argo Group International Holdings Ltd.                  10,766(c)             335,253
Aspen Insurance Holdings Ltd.                            8,687(c)             237,589
Axis Capital Holdings Ltd.                               6,056                188,766
CNA Surety Corp.                                         8,227(b,d)           141,916
Endurance Specialty Holdings Ltd.                        7,608(c)             293,593
FBL Financial Group, Inc., Class A                      16,300(d)             369,847
First American Financial Corp.                           7,465                110,109
First Mercury Financial Corp.                            7,800                 89,388
HCC Insurance Holdings, Inc.                            11,492                300,171
Horace Mann Educators Corp.                             27,760                466,923
Montpelier Re Holdings Ltd.                             15,112(c,d)           245,721
National Financial Partners Corp.                       22,382(b)             240,159
PartnerRe Ltd.                                           9,044(c)             654,514
Platinum Underwriters Holdings Ltd.                     21,057(c,d)           822,907
ProAssurance Corp.                                      13,219(b)             786,662
Protective Life Corp.                                   14,447                324,913


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INSURANCE (CONT.)
RenaissanceRe Holdings Ltd.                              6,430(c,d)          $367,925
Safety Insurance Group, Inc.                             7,026(d)             275,419
StanCorp Financial Group, Inc.                           6,908                260,363
Validus Holdings Ltd.                                    7,180(c)             178,351
                                                                      ---------------
Total                                                                       8,327,416
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Blue Nile, Inc.                                          3,200(b,d)           162,880
Overstock.com, Inc.                                      6,900(b,d)           136,413
                                                                      ---------------
Total                                                                         299,293
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.8%)
Earthlink, Inc.                                         65,986(d)             582,657
GSI Commerce, Inc.                                       5,237(b,d)           117,937
IAC/InterActiveCorp.                                     8,387(b)             209,675
NIC, Inc.                                               19,200(d)             142,464
Travelzoo, Inc.                                          5,900(b)              91,804
                                                                      ---------------
Total                                                                       1,144,537
-------------------------------------------------------------------------------------

IT SERVICES (4.5%)
Acxiom Corp.                                            62,753(b,d)           962,631
Cognizant Technology Solutions Corp., Class A            7,055(b)             384,921
Convergys Corp.                                         27,350(b,d)           305,500
CoreLogic, Inc.                                          7,465                149,524
CSG Systems International, Inc.                         48,059(b,d)           906,393
DST Systems, Inc.                                       39,200              1,610,335
Heartland Payment Systems, Inc.                         12,806(d)             202,079
SAIC, Inc.                                              50,307(b,d)           836,605
TeleTech Holdings, Inc.                                 15,100(b)             209,890
Total System Services, Inc.                             60,100                896,091
                                                                      ---------------
Total                                                                       6,463,969
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick Corp.                                          9,676(d)             163,718
Jakks Pacific, Inc.                                     19,935(b,d)           314,574
Polaris Industries, Inc.                                 4,548(d)             271,516
                                                                      ---------------
Total                                                                         749,808
-------------------------------------------------------------------------------------

MACHINERY (3.5%)
AGCO Corp.                                              11,567(b,d)           402,069
Alamo Group, Inc.                                       11,900(d)             278,817
Blount International, Inc.                              18,800(b)             200,220
Bucyrus International, Inc.                              8,488                528,123
Chart Industries, Inc.                                  17,509(b)             311,835
EnPro Industries, Inc.                                   3,093(b,d)            92,635
FreightCar America, Inc.                                 6,680(d)             165,864
LB Foster Co., Class A                                   5,957(b,d)           182,165
Mueller Industries, Inc.                                11,774                291,053
Navistar International Corp.                             4,870(b,d)           251,828
Nordson Corp.                                           11,671(d)             735,857
Oshkosh Corp.                                           14,100(b)             484,758
Terex Corp.                                             13,561(b,d)           267,694
The Manitowoc Co., Inc.                                 16,561(d)             171,572
Timken Co.                                              11,030(d)             370,829
WABCO Holdings, Inc.                                     6,938(b)             268,362
                                                                      ---------------
Total                                                                       5,003,681
-------------------------------------------------------------------------------------

MEDIA (1.5%)
DISH Network Corp., Class A                             31,258                627,660
Gannett Co., Inc.                                       19,777                260,661
Lamar Advertising Co., Class A                           4,322(b,d)           118,207
Liberty Media Corp. -- Capital, Series A                 5,612(b,e)           261,744
The Interpublic Group of Companies, Inc.                48,485(b)             443,153
Valassis Communications, Inc.                           12,400(b)             428,668
                                                                      ---------------
Total                                                                       2,140,093
-------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Carpenter Technology Corp.                               6,638(d)             231,998
Kaiser Aluminum Corp.                                    4,120                168,920
Walter Energy, Inc.                                      5,448                388,442
Worthington Industries, Inc.                            12,909(d)             184,986
                                                                      ---------------
Total                                                                         974,346
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Big Lots, Inc.                                           4,249(b,d)           145,783
Dillard's, Inc., Class A                                12,797(d)             296,123
                                                                      ---------------
Total                                                                         441,906
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTI-UTILITIES (0.6%)
Integrys Energy Group, Inc.                             17,914(d)            $848,228
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.6%)
Cimarex Energy Co.                                       6,484                446,553
Forest Oil Corp.                                         8,272(b)             236,496
Frontline Ltd.                                           7,726(c,d)           236,416
Green Plains Renewable Energy, Inc.                     30,200(b)             279,652
James River Coal Co.                                    11,800(b,d)           206,618
Massey Energy Co.                                        8,931                273,110
Murphy Oil Corp.                                        24,009(g)           1,314,493
Patriot Coal Corp.                                       9,274(b,d)           111,844
QEP Resources, Inc.                                      6,310(b)             217,190
Rosetta Resources, Inc.                                 11,224(b,d)           247,714
SM Energy Co.                                            9,404                389,514
Swift Energy Co.                                         8,629(b)             223,750
Whiting Petroleum Corp.                                  5,986(b,d)           526,828
World Fuel Services Corp.                               16,263(d)             423,651
                                                                      ---------------
Total                                                                       5,133,829
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.7%)
Clearwater Paper Corp.                                   6,603(b,d)           406,943
Domtar Corp.                                            10,974(c)             641,979
International Paper Co.                                 20,758                502,344
KapStone Paper and Packaging Corp.                      10,878(b,d)           124,444
Neenah Paper, Inc.                                      21,000(d)             376,740
Schweitzer-Mauduit International, Inc.                   6,946                367,652
                                                                      ---------------
Total                                                                       2,420,102
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Inter Parfums, Inc.                                      4,900                 85,505
Nu Skin Enterprises, Inc., Class A                      12,353(d)             351,813
Nutraceutical International Corp.                        4,800(b,d)            75,600
Revlon, Inc., Class A                                    9,600(b,d)           120,384
                                                                      ---------------
Total                                                                         633,302
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.1%)
Endo Pharmaceuticals Holdings, Inc.                     37,289(b)             895,309
Forest Laboratories, Inc.                               30,980(b)             859,695
Impax Laboratories, Inc.                                14,068(b,d)           230,575
Medicis Pharmaceutical Corp., Class A                    9,418                238,746
Par Pharmaceutical Companies, Inc.                      13,881(b,d)           366,458
Perrigo Co.                                             13,604                761,960
Questcor Pharmaceuticals, Inc.                          26,215(b,d)           294,919
Valeant Pharmaceuticals International                    8,912(b,d)           501,924
Viropharma, Inc.                                        15,989(b)             210,575
                                                                      ---------------
Total                                                                       4,360,161
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.2%)
Administaff, Inc.                                       12,253                319,313
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.2%)
American Capital Agency Corp.                           45,599(d)           1,254,883
Annaly Capital Management, Inc.                         67,971              1,182,694
Anworth Mortgage Asset Corp.                            31,416(d)             218,970
Apartment Investment & Management Co., Class
 A                                                      24,001                515,301
Capstead Mortgage Corp.                                 41,049(d)             480,273
CBL & Associates Properties, Inc.                       67,552(d)             950,457
Cogdell Spencer, Inc.                                   37,800(d)             280,854
Developers Diversified Realty Corp.                      7,086                 80,426
Extra Space Storage, Inc.                                9,960                154,480
Glimcher Realty Trust                                   66,900                444,885
Hatteras Financial Corp.                                 3,968(d)             117,612
Hospitality Properties Trust                            12,368                252,926
Lexington Realty Trust                                  18,028                115,920
Medical Properties Trust, Inc.                          26,053(d)             258,967
MFA Financial, Inc.                                     42,426(d)             311,407
Saul Centers, Inc.                                      12,900(d)             545,670
SL Green Realty Corp.                                    3,708                223,370
Sovran Self Storage, Inc.                                3,107(d)             114,338
Sun Communities, Inc.                                   24,900(d)             724,590
Sunstone Hotel Investors, Inc.                          19,689(b,d)           203,190


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
The Macerich Co.                                         6,488(d)            $268,928
UDR, Inc.                                                6,615(d)             139,643
                                                                      ---------------
Total                                                                       8,839,784
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
CB Richard Ellis Group, Inc., Class A                   16,611(b)             282,387
Jones Lang LaSalle, Inc.                                 6,294                487,533
                                                                      ---------------
Total                                                                         769,920
-------------------------------------------------------------------------------------

ROAD & RAIL (1.5%)
Kansas City Southern                                    14,030(b)             514,901
Ryder System, Inc.                                      36,500              1,593,955
                                                                      ---------------
Total                                                                       2,108,856
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Atheros Communications, Inc.                            22,901(b)             605,502
Cavium Networks, Inc.                                    2,331(b,d)            62,541
Cree, Inc.                                              21,141(b,d)         1,497,629
Micrel, Inc.                                            99,200(d)             964,224
Monolithic Power Systems, Inc.                          12,491(b,d)           220,091
Omnivision Technologies, Inc.                           21,473(b,d)           479,063
Sigma Designs, Inc.                                     13,255(b)             135,731
Skyworks Solutions, Inc.                                24,891(b,d)           436,339
Volterra Semiconductor Corp.                             8,669(b,d)           195,226
                                                                      ---------------
Total                                                                       4,596,346
-------------------------------------------------------------------------------------

SOFTWARE (2.2%)
ArcSight, Inc.                                           7,072(b,d)           176,871
Blackbaud, Inc.                                          9,819(d)             232,612
Deltek, Inc.                                            16,800(b)             126,000
JDA Software Group, Inc.                                 8,188(b)             192,418
Manhattan Associates, Inc.                              31,500(b)             846,090
MicroStrategy, Inc., Class A                             2,867(b)             237,932
Renaissance Learning, Inc.                              12,200                169,580
Sourcefire, Inc.                                         8,381(b,d)           178,851
Taleo Corp., Class A                                     8,657(b,d)           212,962
TIBCO Software, Inc.                                    35,261(b)             478,139
Ultimate Software Group, Inc.                            7,100(b,d)           229,046
                                                                      ---------------
Total                                                                       3,080,501
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.5%)
Abercrombie & Fitch Co., Class A                         6,301                232,759
American Eagle Outfitters, Inc.                         10,503(d)             129,292
AnnTaylor Stores Corp.                                  13,601(b)             238,562
Cabela's, Inc.                                           6,196(b,d)            96,596
Collective Brands, Inc.                                 10,930(b,d)           175,099
DSW, Inc., Class A                                      29,470(b,d)           784,196
Foot Locker, Inc.                                        8,223                111,751
Genesco, Inc.                                           11,899(b,d)           324,724
HOT Topic, Inc.                                         29,515(d)             156,134
Jo-Ann Stores, Inc.                                     16,158(b,d)           676,859
OfficeMax, Inc.                                         22,563(b,d)           322,425
PetSmart, Inc.                                          10,279                319,163
RadioShack Corp.                                         4,729                101,863
Rent-A-Center, Inc.                                     23,999(b)             527,738
Signet Jewelers Ltd.                                     8,977(b,c,d)         267,245
Stage Stores, Inc.                                      11,163(d)             122,793
The Cato Corp., Class A                                 10,990(d)             255,847
The Childrens Place Retail Stores, Inc.                  8,374(b,d)           350,452
The Dress Barn, Inc.                                    28,108(b)             694,267
The Finish Line, Inc., Class A                          99,489              1,423,687
The Men's Wearhouse, Inc.                               19,398(d)             377,485
Williams-Sonoma, Inc.                                    3,391(d)              90,574
                                                                      ---------------
Total                                                                       7,779,511
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Cherokee, Inc.                                           7,900(d)             155,077
Deckers Outdoor Corp.                                   14,994(b,d)           763,045
Fossil, Inc.                                             9,786(b,d)           387,526
Jones Apparel Group, Inc.                               15,451(d)             269,465
Quiksilver, Inc.                                        29,498(b,d)           131,856
Skechers U.S.A., Inc., Class A                           7,880(b,d)           292,269
Steven Madden Ltd.                                       4,072(b)             157,301
The Warnaco Group, Inc.                                  8,083(b)             337,627
True Religion Apparel, Inc.                              5,302(b,d)           130,323
                                                                      ---------------
Total                                                                       2,624,489
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Astoria Financial Corp.                                 19,311(d)             255,678
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (0.3%)
Universal Corp.                                          8,686(d)            $385,224
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Applied Industrial Technologies, Inc.                    2,700                 75,600
H&E Equipment Services, Inc.                            20,609(b,d)           179,298
RSC Holdings, Inc.                                      41,300(b)             322,966
TAL International Group, Inc.                           14,800                398,712
                                                                      ---------------
Total                                                                         976,576
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Telephone & Data Systems, Inc.                           5,481                187,067
USA Mobility, Inc.                                      20,952                310,718
                                                                      ---------------
Total                                                                         497,785
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $123,981,165)                                                     $139,327,569
-------------------------------------------------------------------------------------



MUTUAL FUND (0.1%)
                                                       SHARES                VALUE(a)

CAPITAL MARKETS
Kayne Anderson Energy Development Co.                    4,800(d)             $72,432
-------------------------------------------------------------------------------------
TOTAL MUTUAL FUND
(Cost: $70,123)                                                               $72,432
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.7%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                2,356,008(f)          $2,356,008
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,356,008)                                                         $2,356,008
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (23.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (2.8%)
Commerzbank AG
 08-09-10                            0.450%           $1,000,000           $1,000,000
Dexia Credit Local
 08-16-10                            0.630             1,000,009            1,000,009
DZ Bank AG
 08-09-10                            0.470             1,000,000            1,000,000
Landesbank Hessen Thuringen
 08-06-10                            0.440               999,634              999,634
                                                                      ---------------
Total                                                                       3,999,643
-------------------------------------------------------------------------------------

                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (21.1%)(h)
Cantor Fitzgerald & Co.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $15,000,287                         0.230%          $15,000,000          $15,000,000
Pershing LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $8,000,207                          0.310             8,000,000            8,000,000
UBS Securities LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $7,008,680                          0.210             7,008,557            7,008,557
                                                                      ---------------
Total                                                                      30,008,557
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $34,008,200)                                                       $34,008,200
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $160,415,496)(i)                                                  $175,764,209
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
E-Mini S&P MidCap 400
  Index                         15          $1,138,200   Sept. 2010          $15,783
Russell 2000 Mini Index         17           1,104,320   Sept. 2010           23,720
------------------------------------------------------------------------------------
Total                                                                        $39,503
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 4.86% of net assets.

(d) At July 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.

(g) At July 31, 2010, investments in securities included securities valued at $520,125 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

CANTOR FITZGERALD & CO. (0.230%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Discount Notes                              $340
Fannie Mae Grantor Trust                              3,085
Fannie Mae Interest Strip                           169,649
Fannie Mae Pool                                   1,583,703
Fannie Mae Principal Strip                           14,436
Fannie Mae REMICS                                 1,258,270
Fannie Mae Whole Loan                                   202


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD & CO. (0.230%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Federal Farm Credit Bank                           $323,874
Federal Home Loan Bank Discount Notes               333,033
Federal Home Loan Banks                           2,409,570
Federal Home Loan Mortgage Corp                     206,770
Federal National Mortgage Association               548,890
FHLMC Structured Pass Through Securities            468,445
Freddie Mac Coupon Strips                             1,092
Freddie Mac Discount Notes                           79,968
Freddie Mac Non Gold Pool                           696,029
Freddie Mac Reference REMIC                          12,061
Freddie Mac REMICS                                  755,647
Freddie Mac Strips                                  101,276
Ginnie Mae I Pool                                 1,004,460
Ginnie Mae II Pool                                  888,431
Government National Mortgage Association            298,759
United States Treasury Bill                       3,222,435
United States Treasury Inflation Indexed
  Bonds                                             128,486
United States Treasury Strip Coupon                 749,448
United States Treasury Strip Principal               41,641
-----------------------------------------------------------
Total market value of collateral securities     $15,300,000
-----------------------------------------------------------


PERSHING LLC (0.310%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                          $20,768
Fannie Mae Pool                                   3,295,358
Fannie Mae REMICS                                   311,237
Federal Farm Credit Bank                             28,053
Federal Home Loan Banks                              85,065
Federal Home Loan Mortgage Corp                       5,528
Federal National Mortgage Association                   541
Freddie Mac Gold Pool                               886,247
Freddie Mac Non Gold Pool                            99,018
Freddie Mac REMICS                                  287,305
Ginnie Mae I Pool                                   179,516
Ginnie Mae II Pool                                  361,003
Government National Mortgage Association             93,521
United States Treasury Inflation Indexed
  Bonds                                             164,428
United States Treasury Note/Bond                  1,702,280
United States Treasury Strip Coupon                 233,388
United States Treasury Strip Principal              406,744
-----------------------------------------------------------
Total market value of collateral securities      $8,160,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



UBS SECURITIES LLC (0.210%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Interest Strip                        $1,592,777
Fannie Mae Principal Strip                          304,243
Federal Farm Credit Bank                            843,972
Federal Home Loan Mortgage Corp                   2,990,474
Freddie Mac Strips                                1,417,281
-----------------------------------------------------------
Total market value of collateral securities      $7,148,747
-----------------------------------------------------------



(i) At July 31, 2010, the cost of securities for federal income tax purposes was $161,000,845 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $19,219,523
     Unrealized depreciation                          (4,456,159)
     -----------------------------------------------------------
     Net unrealized appreciation                     $14,763,364
     -----------------------------------------------------------





--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                               FAIR VALUE AT JULY 31, 2010
                           ------------------------------------------------------------------
                                 LEVEL 1            LEVEL 2
                              QUOTED PRICES          OTHER          LEVEL 3
                                IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)             IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                $139,327,569               $--         $--        $139,327,569
---------------------------------------------------------------------------------------------
Total Equity Securities         139,327,569                --          --         139,327,569
---------------------------------------------------------------------------------------------
Other
  Mutual Fund                        72,432                --          --              72,432
  Affiliated Money
    Market Fund(c)                2,356,008                --          --           2,356,008
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --        34,008,200          --          34,008,200
---------------------------------------------------------------------------------------------
Total Other                       2,428,440        34,008,200          --          36,436,640
---------------------------------------------------------------------------------------------
Investments in
  Securities                    141,756,009        34,008,200          --         175,764,209
Other Financial
  Instruments(d)                     39,503                --          --              39,503
---------------------------------------------------------------------------------------------
Total                          $141,795,512       $34,008,200         $--        $175,803,712
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $124,051,288)             $139,400,001
  Affiliated money market fund (identified cost $2,356,008)           2,356,008
Investments of cash collateral received for securities on loan
  Short-term securities (identified cost $3,999,643)                  3,999,643
  Repurchase agreements (identified cost $30,008,557)                30,008,557
-------------------------------------------------------------------------------
Total investments in securities (identified cost $160,415,496)      175,764,209
Capital shares receivable                                               340,773
Dividends and accrued interest receivable                                43,602
Receivable for investment securities sold                               827,608
Variation margin receivable on futures contracts                         10,090
-------------------------------------------------------------------------------
Total assets                                                        176,986,282
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                             319
Capital shares payable                                                  546,688
Payable upon return of securities loaned                             34,008,200
Accrued investment management services fees                               2,733
Accrued distribution fees                                                   811
Accrued transfer agency fees                                                761
Accrued administrative services fees                                        234
Other accrued expenses                                                   61,996
-------------------------------------------------------------------------------
Total liabilities                                                    34,621,742
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $142,364,540
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    192,516
Additional paid-in capital                                          134,945,251
Undistributed net investment income                                     105,501
Accumulated net realized gain (loss)                                 (8,266,944)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         15,388,216
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $142,364,540
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 33,100,425
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $  9,570,996            1,291,322                       $7.41(1)
Class B          $    586,284               81,313                       $7.21
Class C          $    205,141               28,435                       $7.21
Class I          $ 27,121,153            3,643,387                       $7.44
Class R4         $      8,952                1,206                       $7.42
Class W          $104,872,014           14,205,922                       $7.38
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.86. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $ 1,938,106
Income distributions from affiliated money market fund                   4,690
Income from securities lending -- net                                  105,671
------------------------------------------------------------------------------
Total income                                                         2,048,467
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    851,036
Distribution fees
  Class A                                                               25,573
  Class B                                                                9,144
  Class C                                                                2,729
  Class W                                                              265,113
Transfer agency fees
  Class A                                                               27,442
  Class B                                                                2,600
  Class C                                                                  751
  Class R4                                                                   4
  Class W                                                              216,254
Administrative services fees                                            83,767
Plan administration services fees -- Class R4                               22
Compensation of board members                                            4,122
Custodian fees                                                          12,007
Printing and postage                                                    68,155
Registration fees                                                       42,767
Professional fees                                                       23,549
Other                                                                   11,570
------------------------------------------------------------------------------
Total expenses                                                       1,646,605
------------------------------------------------------------------------------
Investment income (loss) -- net                                        401,862
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             29,735,673
  Futures contracts                                                  1,205,849
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             30,941,522
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (7,553,953)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               23,387,569
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $23,789,431
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    401,862  $    434,794
Net realized gain (loss) on investments                              30,941,522   (21,892,627)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (7,553,953)   26,269,090
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      23,789,431     4,811,257
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (25,228)           --
    Class I                                                            (135,774)      (76,661)
    Class R4                                                                (37)          (28)
    Class W                                                            (129,029)     (331,470)
  Tax return of capital
    Class I                                                                  --       (14,347)
    Class R4                                                                 --            (4)
    Class W                                                                  --       (77,411)
---------------------------------------------------------------------------------------------
Total distributions                                                    (290,068)     (499,921)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      1,785,414     6,309,131
  Class B shares                                                         92,807       674,807
  Class C shares                                                         42,960       208,691
  Class I shares                                                     13,189,458    30,487,874
  Class W shares                                                     50,394,571   167,849,227
Reinvestment of distributions at net asset value
  Class A shares                                                         24,217            --
  Class I shares                                                        135,727        90,986
  Class R4 shares                                                             6             6
  Class W shares                                                        129,025       408,872
Conversions from Class B to Class A
  Class A shares                                                        198,363       246,654
  Class B shares                                                       (198,363)     (246,654)
Payments for redemptions
  Class A shares                                                     (4,359,977)   (8,114,777)
  Class B shares                                                       (402,814)     (285,979)
  Class C shares                                                       (171,195)      (63,129)
  Class I shares                                                    (10,291,319)  (21,030,480)
  Class W shares                                                    (91,749,873)  (60,828,360)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (41,180,993)  115,706,869
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (17,681,630)  120,018,205
Net assets at beginning of year                                     160,046,170    40,027,965
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $142,364,540  $160,046,170
---------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    105,501  $     (8,527)
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                      YEAR ENDED JULY 31,
CLASS A                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.24        $8.39        $9.55      $8.95        $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01          .01          .00(b)     .05           --
Net gains (losses) (both realized and
 unrealized)                                         1.18        (2.16)       (1.14)       .59         (.53)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.19        (2.15)       (1.14)       .64         (.53)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)          --         (.02)      (.04)          --
Tax return of capital                                  --           --         (.00)(b)     --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.02)          --         (.02)      (.04)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.41        $6.24        $8.39      $9.55        $8.95
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.04%      (25.63%)     (11.94%)     7.12%       (5.59%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.30%        1.40%        1.32%      1.67%        5.83%(d)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.30%        1.29%        1.20%      1.29%        1.26%(d)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .17%         .18%         .05%       .52%         .01%(d)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $10          $10          $17        $18           $9
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              107%         104%          56%        84%          14%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS B                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.11        $8.27        $9.47      $8.93        $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        (.03)        (.06)      (.04)        (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.14        (2.13)       (1.14)       .62         (.54)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.10        (2.16)       (1.20)       .58         (.55)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --           --       (.04)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.21        $6.11        $8.27      $9.47        $8.93
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.00%      (26.12%)     (12.67%)     6.43%       (5.80%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.06%        2.17%        2.09%      2.12%        6.64%(d)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.06%        2.08%        1.97%      2.06%        2.07%(d)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.60%)       (.60%)       (.71%)     (.41%)       (.37%)(d)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $1           $1         $1          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              107%         104%          56%        84%          14%
-----------------------------------------------------------------------------------------------------------



                                                                      YEAR ENDED JULY 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.11        $8.27        $9.47      $8.93        $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        (.03)        (.06)      (.04)        (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.14        (2.13)       (1.14)       .61         (.54)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.10        (2.16)       (1.20)       .57         (.55)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --           --       (.03)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.21        $6.11        $8.27      $9.47        $8.93
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.00%      (26.12%)     (12.67%)     6.37%       (5.80%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.05%        2.16%        2.08%      2.16%        6.61%(d)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.05%        2.07%        1.96%      2.06%        2.04%(d)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.59%)       (.56%)       (.72%)     (.40%)       (.78%)(d)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--        $--          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              107%         104%          56%        84%          14%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS I                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.27        $8.41        $9.57      $8.95        $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .04          .05        .08           --
Net gains (losses) (both realized and
 unrealized)                                         1.17        (2.16)       (1.16)       .59         (.53)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.22        (2.12)       (1.11)       .67         (.53)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)        (.02)        (.04)      (.05)          --
Tax return of capital                                  --         (.00)(b)     (.01)        --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)        (.02)        (.05)      (.05)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.44        $6.27        $8.41      $9.57        $8.95
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.45%      (25.15%)     (11.63%)     7.48%       (5.59%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                .79%         .85%         .91%       .95%        5.58%(d)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .79%         .85%         .84%       .95%        1.01%(d)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .68%         .68%         .50%       .80%         .19%(d)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $27          $21          $15        $39          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              107%         104%          56%        84%          14%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS R4                                           --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.25        $8.42        $9.56      $8.95        $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .03          .04        .07           --
Net gains (losses) (both realized and
 unrealized)                                         1.17        (2.17)       (1.14)       .58         (.53)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.20        (2.14)       (1.10)       .65         (.53)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)        (.03)        (.03)      (.04)          --
Tax return of capital                                  --         (.00)(b)     (.01)        --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.03)        (.03)        (.04)      (.04)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.42        $6.25        $8.42      $9.56        $8.95
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.23%      (25.41%)     (11.48%)     7.30%       (5.59%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.08%        1.17%        1.23%      1.68%        5.69%(d)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.08%        1.01%         .84%      1.15%        1.12%(d)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .39%         .47%         .42%       .71%         .21%(d)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--        $--          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              107%         104%          56%        84%          14%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS W                                            ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(f)
Net asset value, beginning of period                $6.21        $8.36        $9.54        $9.79
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02          .01          .01           --
Net gains (losses) (both realized and
 unrealized)                                         1.16        (2.14)       (1.17)        (.20)
------------------------------------------------------------------------------------------------
Total from investment operations                     1.18        (2.13)       (1.16)        (.20)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)        (.02)        (.01)        (.05)
Tax return of capital                                  --         (.00)(b)     (.01)          --
------------------------------------------------------------------------------------------------
Total distributions                                  (.01)        (.02)        (.02)        (.05)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.38        $6.21        $8.36        $9.54
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.00%      (25.47%)     (12.13%)      (2.06%)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.24%        1.29%        1.34%        1.60%(d)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.24%        1.29%        1.31%        1.32%(d)
------------------------------------------------------------------------------------------------
Net investment income (loss)                         .23%         .28%         .08%         .03%(d)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $105         $128           $7          $57
------------------------------------------------------------------------------------------------
Portfolio turnover rate                              107%         104%          56%          84%
------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(b) Rounds to less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) For the period from Dec. 1, 2006 (when shares became publicly available) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) is a series of RiverSource Dimensions Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500(TM) Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing

--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Net
                     assets -- unrealiz-
                     ed appreciation on
Equity contracts     investments            $39,503*          N/A              N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2010


AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
------------------------------------------------------------------
Equity contracts                                  $1,205,849
------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                    $28,412
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was approximately $2.2 million at July 31, 2010. The monthly average gross notional amount for long contracts was $2.2 million for the year ended July 31, 2010. The fair value of such contracts at July 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index.

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $126,252 for the year ended July 31, 2010. The management fee for the year ended July 31, 2010 was 0.61% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2010, other expenses paid to this company were $443.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $53,000 for Class B shares. This amount is based on the most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $24,414 for Class A and $1,307 for Class B for the year ended July 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.40%
Class B..............................................  2.17
Class C..............................................  2.16
Class I..............................................  0.95
Class R4.............................................  1.25
Class W..............................................  1.40


For the year ended July 31, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.

Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.39%
Class B..............................................  2.14
Class C..............................................  2.14
Class I..............................................  0.94
Class R4.............................................  1.24
Class W..............................................  1.39


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $147,970,383 and $190,225,431, respectively, for the year ended July 31, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                           247,014    1,123,483
Converted from Class B*                         26,770       39,528
Reinvested distributions                         3,392           --
Redeemed                                      (605,057)  (1,539,579)
-------------------------------------------------------------------
Net increase (decrease)                       (327,881)    (376,568)
-------------------------------------------------------------------

CLASS B
Sold                                            13,336      121,575
Converted to Class A*                          (27,512)     (40,369)
Redeemed                                       (56,800)     (50,038)
-------------------------------------------------------------------
Net increase (decrease)                        (70,976)      31,168
-------------------------------------------------------------------

CLASS C
Sold                                             5,839       38,661
Redeemed                                       (24,245)     (11,505)
-------------------------------------------------------------------
Net increase (decrease)                        (18,406)      27,156
-------------------------------------------------------------------

CLASS I
Sold                                         1,784,276    5,323,223
Reinvested distributions                        18,983       16,573
Redeemed                                    (1,475,547)  (3,840,456)
-------------------------------------------------------------------
Net increase (decrease)                        327,712    1,499,340
-------------------------------------------------------------------

CLASS R4
Reinvested distributions                             1            1
-------------------------------------------------------------------
Net increase (decrease)                              1            1
-------------------------------------------------------------------

CLASS W
Sold                                         6,840,609   31,029,459
Reinvested distributions                        18,147       74,885
Redeemed                                   (13,252,234) (11,322,377)
-------------------------------------------------------------------
Net increase (decrease)                     (6,393,478)  19,781,967
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities.

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $33,100,425 were on loan, secured by cash collateral of $34,008,200 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $105,671 earned from securities lending for the year ended July 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $58,782,082 and $56,426,074, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,234 and accumulated net realized loss has been decreased by $3,222 resulting in a net reclassification adjustment to decrease paid-in capital by $5,456.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                             2010      2009
----------------------------------------------------------------
Ordinary income.............................  $290,068  $408,159
Long-term capital gain......................        --        --
Tax return of capital.......................        --    91,762


At July 31, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................  $   108,375
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(7,615,730)
Unrealized appreciation (depreciation)...........  $14,734,128


For federal income tax purposes, the Fund had a capital loss carry-over of $7,615,730 at July 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended July 31, 2010, $13,819,504 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements other than as noted below.

The Board of Directors of the Fund has approved in principle the proposed merger of the Fund into Columbia Mid Cap Value Fund. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund), (one of the portfolios constituting the RiverSource Dimensions Series, Inc.) as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small and Mid Cap Equity Fund of the RiverSource Dimensions Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  55

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio

--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


management team. Further, the Board noted measures taken to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio managers expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed revised expense caps/waivers) approximated the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2010 ANNUAL REPORT

RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc. member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6505 G (9/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
DISCIPLINED SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   20

Statement of Assets and
  Liabilities......................   33

Statement of Operations............   35

Statements of Changes in Net
  Assets...........................   37

Financial Highlights...............   38

Notes to Financial Statements......   46

Report of Independent Registered
  Public Accounting Firm...........   61

Federal Income Tax Information.....   63

Board Members and Officers.........   64

Approval of Investment Management
  Services Agreement...............   70

Proxy Voting.......................   73



 SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Small Cap Value Fund (the Fund) Class A shares gained
  18.33% (excluding sales charge) for the 12-month period ended July 31, 2010.

> The Fund underperformed its benchmark, the unmanaged Russell 2000(R) Value
  Index, which rose 20.11% for the same period.

> The Fund also underperformed the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which advanced 21.11%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                           SINCE
                                                         INCEPTION
                                        1 YEAR  3 YEARS  2/16/2006
------------------------------------------------------------------
RiverSource Disciplined Small Cap
  Value Fund
Class A (excluding sales charge)       +18.33%   -6.39%    -4.40%
------------------------------------------------------------------
Russell 2000 Value Index (unmanaged)   +20.11%   -4.97%    -1.67%
------------------------------------------------------------------
Lipper Small-Cap Value Funds Index
  (unmanaged)                          +21.11%   -3.96%    -0.40%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                             SINCE
Without sales charge                      1 YEAR  3 YEARS  INCEPTION
Class A (inception 2/16/06)              +18.33%   -6.39%    -4.40%
--------------------------------------------------------------------
Class B (inception 2/16/06)              +17.42%   -7.08%    -5.14%
--------------------------------------------------------------------
Class C (inception 2/16/06)              +17.49%   -7.09%    -5.13%
--------------------------------------------------------------------
Class I (inception 2/16/06)              +18.78%   -6.02%    -4.06%
--------------------------------------------------------------------
Class R2(a) (inception 12/11/06)         +17.78%   -6.63%    -7.46%
--------------------------------------------------------------------
Class R3 (inception 12/11/06)            +18.22%   -6.35%    -7.20%
--------------------------------------------------------------------
Class R4(b) (inception 2/16/06)          +18.38%   -6.14%    -4.20%
--------------------------------------------------------------------
Class R5(b) (inception 12/11/06)         +18.79%   -6.06%    -6.89%
--------------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)              +11.53%   -8.22%    -5.66%
--------------------------------------------------------------------
Class B (inception 2/16/06)              +12.42%   -8.00%    -5.56%
--------------------------------------------------------------------
Class C (inception 2/16/06)              +16.49%   -7.09%    -5.13%
--------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

(a) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(b) Effective July 23, 2010, the Fund no longer offers Class R4 or Class R5 shares.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
                          Medium   Size
   X                      Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.


(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

At July 31, 2010, approximately 93% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible that RiverSource Disciplined Small Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 55, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Small Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 16 and 51.

Effective May 1, 2010 Brian Condon and Alfred Alley III joined Gina Mourtzinou as co-portfolio managers. Effective July 3, 2010, Mr. Condon and Mr. Alley III became sole portfolio managers of RiverSource Disciplined Small Cap Value Fund.

Dear Shareholder,

RiverSource Disciplined Small Cap Value Fund (the Fund) Class A shares gained 18.33% (excluding sales charge) for the 12-month period ended July 31, 2010. The Fund underperformed its benchmark, the unmanaged Russell 2000(R) Value Index (Russell Index), which rose 20.11%, as well as the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which advanced 21.11%, for the same period.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
Against a strengthening economic backdrop supported by generally positive data, the equity market rally that had begun in mid-March 2009 continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. The rally then stalled in May and June of 2010 as worries heightened about the sovereign debt crisis in Europe and about the trajectory of the nascent global economic recovery. Investors questioned whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis, as several government and Federal Reserve programs expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors also were uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a "double-dip" recession or even deflation became of heightened concern. Equity market volatility rose. By the end of the annual period, a strong start to the second quarter

SECTOR BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                      9.8%
------------------------------------------------
Consumer Staples                            3.3%
------------------------------------------------
Energy                                      6.4%
------------------------------------------------
Financials                                 37.6%
------------------------------------------------
Health Care                                 5.6%
------------------------------------------------
Industrials                                13.4%
------------------------------------------------
Information Technology                      9.2%
------------------------------------------------
Materials                                   5.2%
------------------------------------------------
Telecommunication Services                  0.8%
------------------------------------------------
Utilities                                   6.2%
------------------------------------------------
Other(2)                                    2.5%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

2010 earnings reporting season buoyed the equity market as did an overall improvement in risk sentiment. The release of the results of the European bank stress tests on July 23 also had a positive impact on equity markets broadly.

The Fund's performance was primarily driven by the quantitative-based investment themes we employed in selecting stocks for the Fund's portfolio. During the 12-month period, the momentum theme outperformed the Russell Index, but not enough to offset the underperformance of the valuation theme. The momentum theme, designed in part to capture investor sentiment over the near to mid term, benefited from exposure to information technology stocks. The valuation theme, which favors cheaper price-to-earnings ratio (P/E) stocks, started the annual period with solid performance but weakened later in the period as market volatility heightened. The valuation theme was hurt most by financials stocks. It is important to remember that the themes we used take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the very different quantitative-based themes is a significant

TOP TEN HOLDINGS(1) (at July 31, 2010)
---------------------------------------------------------------------

Platinum Underwriters Holdings Ltd.         1.3%
------------------------------------------------
ProAssurance Corp.                          1.3%
------------------------------------------------
Ares Capital Corp.                          1.3%
------------------------------------------------
Apollo Investment Corp.                     1.2%
------------------------------------------------
SVB Financial Group                         1.2%
------------------------------------------------
EMCOR Group, Inc.                           1.2%
------------------------------------------------
Rent-A-Center, Inc.                         1.2%
------------------------------------------------
CNO Financial Group, Inc.                   1.1%
------------------------------------------------
Magellan Health Services, Inc.              1.1%
------------------------------------------------
Capstead Mortgage Corp.                     1.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


investment advantage over the long term, even though the Fund may experience underperformance in the short term. At the same time, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. The Fund's quantitative-based themes further led to various sector weightings that, together, contributed to results. Having only modest exposure to utilities and financials, each of which lagged the Russell Index during the annual period, benefitted results most. The primary detractors from a sector allocation perspective were the Fund's significant exposures to the lagging consumer staples and energy sectors.

Because we use a bottom-up approach, it is not surprising that most of the Fund's results were due to stock selection. Specifically, stock selection in the financials, utilities and industrials sectors detracted. This more than offset the combined effect of strong stock selection in health care, information technology and telecommunication services.

Individual stocks that contributed most favorably to the Fund's return during the annual period included chemical manufacturer W R GRACE & CO. (also a choice of the momentum theme), auto and air freight transportation company ATLAS AIR WORLDWIDE (another momentum selection), and managed health care services provider MAGELLAN HEALTH SERVICES (selected by the valuation theme).



  Our research continues to indicate that the style diversification provided by the very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.






--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Among individual holdings, the stocks that detracted most from the Fund's annual results were silver and gold miner COEUR D'ALENE MINES (a valuation theme selection), food retailer WINN-DIXIE STORES (chosen by the valuation theme), appliance retailer CONN'S (another valuation theme pick), and financial services company KNIGHT CAPITAL GROUP (selected by the valuation theme).

At the end of July, the Fund's largest individual stock holdings were each financials-related companies and each chosen by the valuation theme. These top holdings at the end of the annual period were property and casualty insurance company PROASSURANCE, reinsurance company PLATINUM UNDERWRITERS, commercial bank SVB FINANCIAL, and investment companies ARES CAPITAL and APOLLO INVESTMENT.

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative-based theme-driven stock selection during the period, the portfolio's sector allocations changed somewhat. Most notably, the Fund's exposure to information technology increased but remained a less-than-Russell Index position in the sector. The Fund's allocation to financials decreased but remained greater than the Russell Index. Toward the end of the annual period, we began bringing the Fund's sector allocation more in line with that of the benchmark index, a shift primarily driven by our new management team's sector-neutral investment process.

In managing risk associated with small-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques in an effort to reduce the expected risk of the portfolio and to avoid large deviations in exposure from the Russell Index.

Perhaps the biggest change made was that a new portfolio management team was put in place toward the end of the annual period. The Fund's principal investment strategies remained based on quantitative analysis, using similar investment themes. However, while we continue to use computer-based models to analyze stocks within sectors, the new team's models are somewhat different from those previously used. We seek to maintain sector weighting neutrality overall relative to the benchmark

--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


index, and the models drive stock selection by focusing on factors within three themes -- quality, valuation and catalyst. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

Given all of these changes, the Fund's portfolio turnover rate for the annual period was 114%.

OUR FUTURE STRATEGY
We hold a cautious view regarding prospects for the financial markets over the remainder of 2010. After a solid run over the 12 months ended July 31, 2010, we believe stocks appeared to be closer to fair value than they had been one year prior. At the same time, however, we expect volatility to remain somewhat heightened. We believe the U.S. economy will continue to recover, albeit at a relatively slow pace, and that inflation should remain under control.

Given this view, we intend to use our quantitative-based themes, as described above, in our stock selection process, seeking to position the Fund's portfolio to take advantage of what we consider a beneficial shift in underlying market dynamics. At the same time, we believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the portfolio is well positioned for most potential market conditions. Whether there is a surge in small-cap stocks or a downturn, the combination of themes should, in our view, help us deliver value relative to the Russell Index over extended periods of time.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

We are convinced that our multifaceted, disciplined approach may assist in managing risk in the portfolio. We believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.




Brian Condon, CFA(R)                   Alfred Alley III, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small Cap Value Fund Class A shares (from 2/16/06 to 7/31/10) as compared to the performance of the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    2/16/06
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,153    $7,731     $7,713
---------------------------------------------------------------------------------
     Average annual total return                    +11.53%    -8.22%     -5.66%
---------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
     Cumulative value of $10,000                    $12,011    $8,582     $9,279
---------------------------------------------------------------------------------
     Average annual total return                    +20.11%    -4.97%     -1.67%
---------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,111    $8,858     $9,825
---------------------------------------------------------------------------------
     Average annual total return                    +21.11%    -3.96%     -0.40%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            SMALL CAP
                            VALUE FUND
                             CLASS A             RUSSELL 2000      LIPPER SMALL-CAP
                         (INCLUDES SALES        VALUE INDEX(1)       VALUE FUNDS
                         CHARGE) ($7,713)          ($9,279)       INDEX(2) ($9,825)
                     -----------------------    --------------    -----------------
2/16/06                      $ 9,425                $10,000            $10,000
4/06                           9,969                 10,495             10,495
7/06                           9,010                 10,043              9,771
10/06                          9,692                 10,976             10,530
1/07                          10,326                 11,558             11,148
4/07                          10,213                 11,674             11,535
7/07                           9,405                 10,814             11,092
10/07                          9,443                 11,201             11,285
1/08                           8,389                  9,852              9,966
4/08                           8,506                  9,907             10,083
7/08                           8,486                  9,738              9,722
10/08                          6,422                  7,781              7,445
1/09                           5,265                  6,260              6,243
4/09                           5,683                  6,800              7,061
7/09                           6,518                  7,726              8,113
10/09                          6,664                  7,933              8,486
1/10                           7,068                  8,547              9,070
4/10                           8,319                 10,365             10,821
7/10                           7,713                  9,279              9,825




(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 FEB. 1, 2010  JULY 31, 2010  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,091.30        $ 6.99(d)      $ 8.39(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.25        $ 6.74(d)      $ 8.10(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,087.00        $11.19(d)      $12.59(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.21        $10.80(d)      $12.15(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,087.00        $11.13(d)      $12.54(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.26        $10.75(d)      $12.10(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,095.40        $ 4.91(d)      $ 6.32(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.24        $ 4.73(d)      $ 6.09(d)
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,089.90        $ 9.01(d)      $10.42(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.31        $ 8.70(d)      $10.05(d)
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,092.80        $ 7.72(d)      $ 9.13(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.55        $ 7.44(d)      $ 8.80(d)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,092.70        $ 6.42(d)      $ 7.83(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.80        $ 6.19(d)      $ 7.55(d)
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,094.10        $ 5.12(d)      $ 6.53(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.04        $ 4.94(d)      $ 6.30(d)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.34%           .27%        1.61%
----------------------------------------------------------------------
Class B                             2.15%           .27%        2.42%
----------------------------------------------------------------------
Class C                             2.14%           .27%        2.41%
----------------------------------------------------------------------
Class I                              .94%           .27%        1.21%
----------------------------------------------------------------------
Class R2                            1.73%           .27%        2.00%
----------------------------------------------------------------------
Class R3                            1.48%           .27%        1.75%
----------------------------------------------------------------------
Class R4                            1.23%           .27%        1.50%
----------------------------------------------------------------------
Class R5                             .98%           .27%        1.25%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended July 31, 2010: +9.13% for Class A, +8.70% for Class B, +8.70 for Class C, +9.54% for Class I, +8.99% for Class R2, +9.28% for Class R3, +9.27% for Class R4 and +9.41% for Class R5.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.43% for Class A, 2.18% for Class B, 2.18% for Class C, 1.01% for Class I, 1.68% for Class R2, 1.56% for Class R3, 1.31% for Class R4 and 1.06% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change is effective Oct. 1, 2010. Had this change been in place for the entire six month period ended July 31, 2010, the actual direct expenses paid would have been $6.88 for Class A, $10.77 for Class B, $10.77 for Class C, $4.70 for Class I, $8.18 for Class R2, $7.57 for Class R3, $6.26 for Class R4 and $4.96 for Class R5; the hypothetical direct expenses paid would have been $6.64 for Class A, $10.40 for Class B, $10.40 for Class C, $4.53 for Class I, $7.90 for Class R2, $7.29 for Class R3, $6.04 for Class R4 and $4.78 for Class R5. Additionally, had this change been in place for the entire six month period ended July 31, 2010, the actual direct and indirect expenses paid would have been $8.29 for Class A, $12.18 for Class B, $12.18 for Class C, $6.11 for Class I, $9.59 for Class R2, $8.97 for Class R3, $7.67 for Class R4 and $6.37 for Class R5; the hypothetical direct and indirect expenses paid would have been $8.00 for Class A, $11.75 for Class B, $11.75 for Class C, $5.89 for Class I, $9.25 for Class R2, $8.65 for Class R3, $7.40 for Class R4 and $6.14 for Class R5.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.5%)
Ceradyne, Inc.                                           8,211(b)            $190,906
Esterline Technologies Corp.                             2,773(b)             142,338
Ladish Co., Inc.                                         4,650(b)             136,757
Triumph Group, Inc.                                      3,923(d)             297,755
                                                                      ---------------
Total                                                                         767,756
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.1%)
Atlas Air Worldwide Holdings, Inc.                       7,958(b,d)           465,383
Pacer International, Inc.                                9,986(b,d)            82,285
                                                                      ---------------
Total                                                                         547,668
-------------------------------------------------------------------------------------

AIRLINES (1.8%)
Alaska Air Group, Inc.                                   9,470(b)             488,558
Skywest, Inc.                                           31,983                398,188
US Airways Group, Inc.                                   4,700(b)              50,995
                                                                      ---------------
Total                                                                         937,741
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Exide Technologies                                      14,347(b,d)            86,369
Tenneco, Inc.                                            4,562(b,d)           125,911
                                                                      ---------------
Total                                                                         212,280
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.9%)
AO Smith Corp.                                           1,265                 69,170
Apogee Enterprises, Inc.                                15,650                176,219
Griffon Corp.                                            4,872(b,d)            66,064
Insteel Industries, Inc.                                 7,523(d)              69,889
Quanex Building Products Corp.                           4,351                 76,534
                                                                      ---------------
Total                                                                         457,876
-------------------------------------------------------------------------------------

CAPITAL MARKETS (6.7%)
Apollo Investment Corp.                                 62,023(d)             626,432
Ares Capital Corp.                                      46,337                649,181
BGC Partners, Inc., Class A                             39,213(d)             212,534
Capital Southwest Corp.                                    600(d)              53,292
Cohen & Steers, Inc.                                     5,245(d)             116,964
Hercules Technology Growth Capital, Inc.                 9,943(d)             104,004
Knight Capital Group, Inc., Class A                     17,467(b,d)           251,175
MCG Capital                                             22,500(d)             130,275
MVC Capital, Inc.                                        7,424                 95,176
Oppenheimer Holdings, Inc., Class A                      7,155(d)             204,848
PennantPark Investment Corp.                            19,874(d)             208,876
Prospect Capital Corp.                                   6,138                 59,600
Sanders Morris Harris Group, Inc.                        9,300(d)              51,150
SWS Group, Inc.                                         20,581(d)             179,466
TICC Capital Corp.                                      46,700(d)             409,559
Westwood Holdings Group, Inc.                            2,887(d)             104,596
                                                                      ---------------
Total                                                                       3,457,128
-------------------------------------------------------------------------------------

CHEMICALS (3.0%)
Ferro Corp.                                              8,406(b,d)            89,692
HB Fuller Co.                                            2,704(d)              55,270
Innophos Holdings, Inc.                                 12,445                364,763
Innospec, Inc.                                           9,414(b,c)           103,554
Minerals Technologies, Inc.                              1,136                 59,265
Olin Corp.                                              12,566                255,090
OM Group, Inc.                                           5,212(b)             140,724
PolyOne Corp.                                           15,297(b)             157,712
WR Grace & Co.                                          12,645(b)             324,597
                                                                      ---------------
Total                                                                       1,550,667
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (9.7%)
1st Source Corp.                                         2,900(d)              53,331
Ameris Bancorp                                           9,846(b)              96,885
Arrow Financial Corp.                                    3,240(d)              81,713
Bancfirst Corp.                                          3,023                124,487
Boston Private Financial Holdings, Inc.                  9,200(d)              60,812
Camden National Corp.                                    3,298(d)             103,063


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
Century Bancorp, Inc., Class A                           2,702(d)             $58,039
Enterprise Financial Services Corp.                      5,600                 57,344
First Bancorp                                           19,211(d)             320,632
First Commonwealth Financial Corp.                      13,800(d)              73,140
First Community Bancshares, Inc.                         4,200                 61,782
First Financial Bancorp                                  9,548(d)             151,813
First Financial Corp.                                    2,400(d)              68,088
First Merchants Corp.                                   10,200                 88,536
German American Bancorp, Inc.                            3,296(d)              55,208
Great Southern Bancorp, Inc.                            13,659(d)             299,542
Heartland Financial USA                                  3,500                 61,810
Heritage Financial Corp.                                 3,888(b,d)            57,737
International Bancshares Corp.                          12,471(d)             216,247
Lakeland Bancorp, Inc.                                   6,300(d)              56,511
MainSource Financial Group, Inc.                        29,328(d)             221,133
Nara Bancorp, Inc.                                       9,154(b)              65,634
National Bankshares, Inc.                                4,466(d)             115,580
NBT Bancorp, Inc.                                        5,565(d)             122,875
Northrim BanCorp, Inc.                                  10,136                178,394
OmniAmerican Bancorp, Inc.                               4,500(b,d)            51,570
Oriental Financial Group, Inc.                           3,900(c,d)            55,224
PacWest Bancorp                                          2,696                 56,427
Peoples Bancorp, Inc.                                    6,000(d)             103,500
Republic Bancorp, Inc., Class A                         10,319(d)             255,705
SVB Financial Group                                     14,240(b,d)           615,025
The First of Long Island Corp.                           2,118(d)              54,602
Trico Bancshares                                         6,425(d)             121,240
Trustmark Corp.                                          8,569(d)             188,518
UMB Financial Corp.                                      4,313(d)             162,255
Virginia Commerce Bancorp, Inc.                          9,900(b,d)            63,459
West Bancorporation, Inc.                               10,387(b,d)            69,489
Wilshire Bancorp, Inc.                                  16,066(d)             120,977
Wintrust Financial Corp.                                 6,793                211,398
                                                                      ---------------
Total                                                                       4,979,725
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
Consolidated Graphics, Inc.                              2,314(b)              99,433
Deluxe Corp.                                             2,500                 51,450
Kimball International, Inc., Class B                    18,984                118,459
Steelcase, Inc., Class A                                 9,402(d)              64,968
United Stationers, Inc.                                  2,177(b)             117,885
Viad Corp.                                               4,828                 96,077
                                                                      ---------------
Total                                                                         548,272
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Oplink Communications, Inc.                              4,601(b,d)            74,122
Plantronics, Inc.                                        8,349                250,220
                                                                      ---------------
Total                                                                         324,342
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Intevac, Inc.                                            6,032(b,d)            66,352
Super Micro Computer, Inc.                               5,143(b,d)            74,265
                                                                      ---------------
Total                                                                         140,617
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.7%)
Comfort Systems USA, Inc.                               22,454                256,200
EMCOR Group, Inc.                                       22,889(b)             595,343
Granite Construction, Inc.                               8,201(d)             190,673
Layne Christensen Co.                                    6,374(b)             160,689
Sterling Construction Co., Inc.                          6,836(b)              84,698
Tutor Perini Corp.                                       4,662(b,d)            89,883
                                                                      ---------------
Total                                                                       1,377,486
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONSUMER FINANCE (1.1%)
Cash America International, Inc.                         7,870(d)            $263,645
Credit Acceptance Corp.                                  2,956(b)             165,477
Nelnet, Inc., Class A                                    3,700                 74,592
World Acceptance Corp.                                   1,809(b,d)            74,947
                                                                      ---------------
Total                                                                         578,661
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Core-Mark Holding Co., Inc.                              3,936(b)             120,127
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.3%)
Regis Corp.                                              8,713(d)             132,699
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Compass Diversified Holdings                             3,558(d)              53,619
PHH Corp.                                                8,389(b,d)           167,025
                                                                      ---------------
Total                                                                         220,644
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Consolidated Communications Holdings, Inc.               3,946(d)              68,897
IDT Corp., Class B                                      16,800(b,d)           311,136
                                                                      ---------------
Total                                                                         380,033
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.1%)
Central Vermont Public Service Corp.                     7,100(d)             150,804
Cleco Corp.                                             11,924(d)             340,430
IDACORP, Inc.                                           12,800                450,816
UIL Holdings Corp.                                      13,100                356,975
Unisource Energy Corp.                                   9,900(d)             319,572
                                                                      ---------------
Total                                                                       1,618,597
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
EnerSys                                                  6,684(b)             161,886
Woodward Governor Co.                                    7,069                213,767
                                                                      ---------------
Total                                                                         375,653
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (3.9%)
Agilysys, Inc.                                           7,000                 55,510
Anixter International, Inc.                              5,850(b,d)           282,671
Benchmark Electronics, Inc.                              3,075(b)              51,353
Coherent, Inc.                                           4,875(b,d)           180,473
CTS Corp.                                               10,294(d)              96,249
Electro Rent Corp.                                       7,400                102,120
Gerber Scientific, Inc.                                  9,900(b,d)            56,826
Insight Enterprises, Inc.                                6,548(b)              95,404
Littelfuse, Inc.                                         7,171(b,d)           255,359
Measurement Specialties, Inc.                           10,000(b,d)           167,000
Methode Electronics, Inc.                                7,792(d)              83,219
Plexus Corp.                                             6,232(b,d)           181,974
Rogers Corp.                                             3,391(b,d)           104,951
SYNNEX Corp.                                             8,771(b,d)           231,467
TTM Technologies, Inc.                                   7,143(b,d)            73,216
                                                                      ---------------
Total                                                                       2,017,792
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.3%)
Bristow Group, Inc.                                      4,106(b)             137,264
Cal Dive International, Inc.                            62,393(b)             369,366
Dawson Geophysical Co.                                   7,179(b,d)           167,342
Gulfmark Offshore, Inc., Class A                         4,283(b,d)           126,092
Lufkin Industries, Inc.                                  9,796                402,713
Matrix Service Co.                                       8,518(b)              82,539
Natural Gas Services Group, Inc.                         4,605(b,d)            76,213
PHI, Inc.                                                6,100(b)              96,929
T-3 Energy Services, Inc.                                2,935(b,d)            74,432
Tetra Technologies, Inc.                                 6,314(b)              65,792
Union Drilling, Inc.                                    12,700(b,d)            75,311
                                                                      ---------------
Total                                                                       1,673,993
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (2.1%)
Nash Finch Co.                                           3,471(d)            $136,480
Ruddick Corp.                                           11,031                391,048
Spartan Stores, Inc.                                    10,377                149,014
The Andersons, Inc.                                      1,514                 52,036
The Pantry, Inc.                                         5,451(b,d)            98,118
Weis Markets, Inc.                                       3,249(d)             116,477
Winn-Dixie Stores, Inc.                                 15,665(b,d)           153,674
                                                                      ---------------
Total                                                                       1,096,847
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Alico, Inc.                                              2,500                 60,900
-------------------------------------------------------------------------------------

GAS UTILITIES (2.0%)
Chesapeake Utilities Corp.                               4,400                146,256
Nicor, Inc.                                              4,040                176,912
Southwest Gas Corp.                                     13,400                431,078
The Laclede Group, Inc.                                  2,397                 83,751
WGL Holdings, Inc.                                       5,600                202,048
                                                                      ---------------
Total                                                                       1,040,045
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Cantel Medical Corp.                                     9,400(d)             149,272
Medical Action Industries, Inc.                          8,800(b)             120,560
                                                                      ---------------
Total                                                                         269,832
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.5%)
Assisted Living Concepts, Inc., Class A                  6,700(b)             210,782
Cross Country Healthcare, Inc.                          10,200(b,d)            90,576
Healthspring, Inc.                                      27,881(b)             524,163
Kindred Healthcare, Inc.                                21,849(b)             290,592
Magellan Health Services, Inc.                          13,489(b)             567,752
Molina Healthcare, Inc.                                  5,353(b,d)           159,573
Triple-S Management Corp., Series B                      9,722(b,c,d)         193,273
Universal American Corp.                                15,258(b)             255,419
                                                                      ---------------
Total                                                                       2,292,130
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Biglari Holdings, Inc.                                     241(b,d)            70,011
Domino's Pizza, Inc.                                     7,400(b,d)            94,646
Red Robin Gourmet Burgers, Inc.                          3,848(b,d)            82,116
Ruby Tuesday, Inc.                                      30,100(b,d)           307,622
                                                                      ---------------
Total                                                                         554,395
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
American Greetings Corp., Class A                        5,190(d)             106,343
CSS Industries, Inc.                                     4,029(d)              72,603
La-Z-Boy, Inc.                                          10,600(b)              90,736
                                                                      ---------------
Total                                                                         269,682
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.1%)
Oil-Dri Corp. of America                                 3,000                 65,640
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Seaboard Corp.                                             195(d)             296,010
Standex International Corp.                              3,661                109,903
                                                                      ---------------
Total                                                                         405,913
-------------------------------------------------------------------------------------

INSURANCE (7.6%)
American Equity Investment Life Holding Co.              4,700                 50,760
AMERISAFE, Inc.                                          9,961(b,d)           178,900
CNA Surety Corp.                                         6,751(b,d)           116,455
CNO Financial Group, Inc.                              106,692(b,d)           572,936
Employers Holdings, Inc.                                25,808(d)             401,056
FBL Financial Group, Inc., Class A                       3,300                 74,877
First Mercury Financial Corp.                            4,500                 51,570
Greenlight Capital Re Ltd., Series A                     5,459(b,c,d)         140,788
Horace Mann Educators Corp.                             21,998                370,006
Meadowbrook Insurance Group, Inc.                       18,841(d)             172,584
Montpelier Re Holdings Ltd.                             16,466(c,d)           267,737


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INSURANCE (CONT.)
National Financial Partners Corp.                       18,883(b)            $202,615
Platinum Underwriters Holdings Ltd.                     16,744(c,d)           654,355
ProAssurance Corp.                                      10,973(b)             653,003
                                                                      ---------------
Total                                                                       3,907,642
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.0%)
Earthlink, Inc.                                         59,969(d)             529,526
-------------------------------------------------------------------------------------

IT SERVICES (1.0%)
Acxiom Corp.                                             3,912(b,d)            60,010
CSG Systems International, Inc.                          4,004(b)              75,515
TeleTech Holdings, Inc.                                 10,400(b)             144,560
Unisys Corp.                                             8,203(b)             221,564
                                                                      ---------------
Total                                                                         501,649
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Jakks Pacific, Inc.                                      5,647(b,d)            89,109
Sport Supply Group, Inc.                                 4,416                 59,793
                                                                      ---------------
Total                                                                         148,902
-------------------------------------------------------------------------------------

MACHINERY (1.2%)
Altra Holdings, Inc.                                     7,397(b,d)           107,257
American Railcar Industries, Inc.                        5,010(b,d)            68,387
FreightCar America, Inc.                                 5,336(d)             132,492
LB Foster Co., Class A                                   3,937(b,d)           120,393
Mueller Industries, Inc.                                 3,687                 91,143
Robbins & Myers, Inc.                                    3,168                 75,145
                                                                      ---------------
Total                                                                         594,817
-------------------------------------------------------------------------------------

MARINE (0.4%)
American Commercial Lines, Inc.                          2,048(b,d)            49,459
Genco Shipping & Trading Ltd.                            3,697(b)              61,740
International Shipholding Corp.                          3,567(d)              88,961
                                                                      ---------------
Total                                                                         200,160
-------------------------------------------------------------------------------------

MEDIA (0.5%)
EW Scripps Co., Class A                                  9,440(b,d)            74,198
Valassis Communications, Inc.                            4,900(b)             169,393
                                                                      ---------------
Total                                                                         243,591
-------------------------------------------------------------------------------------

METALS & MINING (1.1%)
AM Castle & Co.                                          3,729(b,d)            55,077
AMCOL International Corp.                                2,625(d)              78,645
Brush Engineered Materials, Inc.                         2,775(b)              66,184
Coeur d'Alene Mines Corp.                                3,873(b,d)            58,986
Haynes International, Inc.                               1,908                 64,223
Kaiser Aluminum Corp.                                    1,697                 69,577
Olympic Steel, Inc.                                      4,373(d)             111,206
RTI International Metals, Inc.                           2,496(b,d)            70,836
                                                                      ---------------
Total                                                                         574,734
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Dillard's, Inc., Class A                                10,567(d)             244,521
Retail Ventures, Inc.                                    8,086(b,d)            78,353
                                                                      ---------------
Total                                                                         322,874
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Avista Corp.                                            18,900                395,388
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
ATP Oil & Gas Corp.                                      6,015(b,d)            63,518
Clayton Williams Energy, Inc.                            1,215(b)              54,080
Cloud Peak Energy, Inc.                                  4,094(b,d)            62,843
CVR Energy, Inc.                                         9,600(b,d)            77,760
Golar LNG Ltd.                                           7,445(c)              80,257
Green Plains Renewable Energy, Inc.                      7,000(b)              64,820
Knightsbridge Tankers Ltd.                               6,225(c)             116,159
Miller Petroleum, Inc.                                  18,400(b,d)            91,816
Patriot Coal Corp.                                      11,004(b,d)           132,708
Penn Virginia Corp.                                      8,758(d)             166,402
Petroleum Development Corp.                              9,896(b,d)           288,369


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Rex American Resources Corp.                             3,100(b,d)           $49,755
Rosetta Resources, Inc.                                 11,926(b)             263,207
Swift Energy Co.                                         1,983(b)              51,419
Western Refining, Inc.                                  11,469(b,d)            60,786
                                                                      ---------------
Total                                                                       1,623,899
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.1%)
Clearwater Paper Corp.                                   5,437(b)             335,082
KapStone Paper and Packaging Corp.                      13,844(b)             158,375
PH Glatfelter Co.                                        5,946                 67,963
                                                                      ---------------
Total                                                                         561,420
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Medicis Pharmaceutical Corp., Class A                    2,991                 75,822
Par Pharmaceutical Companies, Inc.                       9,380(b)             247,632
                                                                      ---------------
Total                                                                         323,454
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.2%)
Diamond Management & Technology Consultants,
 Inc.                                                    8,805                 95,534
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (11.3%)
American Capital Agency Corp.                           18,518                509,615
Anworth Mortgage Asset Corp.                            39,526(d)             275,496
Associated Estates Realty Corp.                          5,084(d)              70,363
Capstead Mortgage Corp.                                 45,270(d)             529,660
CBL & Associates Properties, Inc.                       33,100(d)             465,717
Chesapeake Lodging Trust                                 3,700(b)              64,713
Cogdell Spencer, Inc.                                    8,442                 62,724
Colonial Properties Trust                               21,300                343,356
Cypress Sharpridge Investments, Inc.                    34,230(d)             451,836
Extra Space Storage, Inc.                                4,997                 77,503
First Potomac Realty Trust                               4,285(d)              66,418
Glimcher Realty Trust                                   38,500                256,025
Hatteras Financial Corp.                                11,402(d)             337,955
Invesco Mortgage Capital, Inc.                           2,610(d)              53,114
LaSalle Hotel Properties                                13,200(d)             313,104
Lexington Realty Trust                                  55,400                356,222
MFA Financial, Inc.                                     42,891(d)             314,820
Mid-America Apartment Communities, Inc.                  2,936                165,825
Omega Healthcare Investors, Inc.                         8,798(d)             193,380
One Liberty Properties, Inc.                             8,800(d)             136,928
Resource Capital Corp.                                  50,500(d)             308,050
Sovran Self Storage, Inc.                                1,588(d)              58,438
Sun Communities, Inc.                                    3,817(d)             111,075
Terreno Realty Corp.                                     6,400(b)             115,200
U-Store-It Trust                                         8,700                 70,209
Walter Investment Management Corp.                       3,139(d)              54,211
                                                                      ---------------
Total                                                                       5,761,957
-------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Celadon Group, Inc.                                      4,246(b)              66,407
Werner Enterprises, Inc.                                 2,500                 57,575
                                                                      ---------------
Total                                                                         123,982
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Cabot Microelectronics Corp.                             2,000(b,d)            65,380
Micrel, Inc.                                            27,400                266,328
Omnivision Technologies, Inc.                            4,249(b,d)            94,795
                                                                      ---------------
Total                                                                         426,503
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (1.6%)
Fair Isaac Corp.                                        16,300(d)            $388,754
JDA Software Group, Inc.                                 7,559(b)             177,637
TIBCO Software, Inc.                                    18,276(b)             247,823
                                                                      ---------------
Total                                                                         814,214
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.0%)
America's Car-Mart, Inc.                                 2,353(b)              54,778
Brown Shoe Co., Inc.                                     3,626(d)              53,012
Build-A-Bear Workshop, Inc.                              9,576(b,d)            57,935
Cabela's, Inc.                                           4,702(b,d)            73,304
Collective Brands, Inc.                                  7,258(b,d)           116,273
Conn's, Inc.                                            10,787(b,d)            56,740
DSW, Inc., Class A                                       5,921(b,d)           157,558
Genesco, Inc.                                            8,959(b,d)           244,491
Group 1 Automotive, Inc.                                 3,467(b,d)            96,105
HOT Topic, Inc.                                         12,825                 67,844
Jo-Ann Stores, Inc.                                     10,212(b,d)           427,781
Rent-A-Center, Inc.                                     26,473(b)             582,140
Shoe Carnival, Inc.                                      3,413(b,d)            71,844
Stage Stores, Inc.                                       9,037                 99,407
The Dress Barn, Inc.                                     5,957(b)             147,138
The Finish Line, Inc., Class A                           8,334                119,260
The Men's Wearhouse, Inc.                                8,049(d)             156,634
                                                                      ---------------
Total                                                                       2,582,244
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Jones Apparel Group, Inc.                                7,671                133,782
Perry Ellis International, Inc.                          2,400(b,d)            53,736
Quiksilver, Inc.                                        30,017(b,d)           134,177
Skechers U.S.A., Inc., Class A                           3,104(b)             115,127
Unifirst Corp.                                           1,672                 73,501
                                                                      ---------------
Total                                                                         510,323
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.1%)
BankFinancial Corp.                                      5,800(d)              51,504
Federal Agricultural Mortgage Corp., Class C             9,300                138,942
Flushing Financial Corp.                                 5,500                 68,585
Northwest Bancshares, Inc.                               4,381(d)              53,142
Ocwen Financial Corp.                                   13,769(b)             145,400
Radian Group, Inc.                                      13,100                112,660
                                                                      ---------------
Total                                                                         570,233
-------------------------------------------------------------------------------------

TOBACCO (0.9%)
Universal Corp.                                         10,884(d)             482,705
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
Aircastle Ltd.                                          15,600                142,583
H&E Equipment Services, Inc.                             9,814(b,d)            85,382
TAL International Group, Inc.                            2,000                 53,880
Textainer Group Holdings Ltd.                            3,696(c,d)           100,901
United Rentals, Inc.                                     8,825(b,d)           116,314
                                                                      ---------------
Total                                                                         499,060
-------------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
Consolidated Water                                       5,800(c)              69,832
SJW Corp.                                                3,800(d)              94,582
                                                                      ---------------
Total                                                                         164,414
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
USA Mobility, Inc.                                       3,700                 54,871
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $47,105,204)                                                       $50,489,237
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.5%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                1,269,720(f)          $1,269,720
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,269,720)                                                         $1,269,720
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (24.8%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(E)
Barclays Capital, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $5,000,129                          0.310%          $5,000,000            $5,000,000
Cantor Fitzgerald & Co.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $5,000,096                          0.230            5,000,000             5,000,000
UBS Securities LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $2,755,292                          0.210            2,755,244             2,755,244
                                                                      ---------------
Total                                                                      12,755,244
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $12,755,244)                                                       $12,755,244
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $61,130,168)(g)                                                    $64,514,201
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES


At July 31, 2010, $60,000 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Russell 2000 Mini Index          8           $519,680    Sept. 2010          $28,462
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 3.46% of net assets.

(d) At July 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL, INC. (0.310%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Rabobank Nederland                               $5,250,000
-----------------------------------------------------------
Total market value of collateral securities      $5,250,000
-----------------------------------------------------------


CANTOR FITZGERALD & CO. (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Discount Notes                              $113
Fannie Mae Grantor Trust                              1,028
Fannie Mae Interest Strip                            56,550
Fannie Mae Pool                                     527,901
Fannie Mae Principal Strip                            4,812
Fannie Mae REMICS                                   419,423
Fannie Mae Whole Loan                                    67
Federal Farm Credit Bank                            107,958
Federal Home Loan Bank Discount Notes               111,011
Federal Home Loan Banks                             803,190
Federal Home Loan Mortgage Corp                      68,923
Federal National Mortgage Association               182,963
FHLMC Structured Pass Through Securities            156,148
Freddie Mac Coupon Strips                               364
Freddie Mac Discount Notes                           26,656
Freddie Mac Non Gold Pool                           232,010
Freddie Mac Reference REMIC                           4,020
Freddie Mac REMICS                                  251,883
Freddie Mac Strips                                   33,759
Ginnie Mae I Pool                                   334,820
Ginnie Mae II Pool                                  296,144
Government National Mortgage Association             99,586
United States Treasury Bill                       1,074,145
United States Treasury Inflation Indexed Bonds       42,829
United States Treasury Strip Coupon                 249,816
United States Treasury Strip Principal               13,881
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



UBS SECURITIES LLC (0.210%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Interest Strip                          $626,161
Fannie Mae Principal Strip                          119,606
Federal Farm Credit Bank                            331,787
Federal Home Loan Mortgage Corp                   1,175,632
Freddie Mac Strips                                  557,170
-----------------------------------------------------------
Total market value of collateral securities      $2,810,356
-----------------------------------------------------------



(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.

(g) At July 31, 2010, the cost of securities for federal income tax purposes was $61,471,025 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $4,986,095
     Unrealized depreciation                         (1,942,919)
     ----------------------------------------------------------
     Net unrealized appreciation                     $3,043,176
     ----------------------------------------------------------





--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                               FAIR VALUE AT JULY 31, 2010
                            -----------------------------------------------------------------
                                  LEVEL 1            LEVEL 2
                               QUOTED PRICES          OTHER          LEVEL 3
                                 IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS(B)       INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                 $50,489,237                $--         $--        $50,489,237
---------------------------------------------------------------------------------------------
Total Equity Securities          50,489,237                 --          --         50,489,237
---------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                1,269,720                 --          --          1,269,720
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --         12,755,244          --         12,755,244
---------------------------------------------------------------------------------------------
Total Other                       1,269,720         12,755,244          --         14,024,964
---------------------------------------------------------------------------------------------
Investments in
  Securities                     51,758,957         12,755,244          --         64,514,201
Other Financial
  Instruments(d)                     28,462                 --          --             28,462
---------------------------------------------------------------------------------------------
Total                           $51,787,419        $12,755,244         $--        $64,542,663
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $47,105,204)              $50,489,237
  Affiliated money market fund (identified cost $1,269,720)          1,269,720
Investments of cash collateral received for securities on loan
  Repurchase agreements (identified cost $12,755,244)               12,755,244
------------------------------------------------------------------------------
Total investments in securities (identified cost $61,130,168)       64,514,201
Capital shares receivable                                               29,947
Dividends and accrued interest receivable                               27,763
Receivable for investment securities sold                            1,785,805
Variation margin receivable on futures contracts                         2,160
Margin deposits on futures contracts                                    60,000
------------------------------------------------------------------------------
Total assets                                                        66,419,876
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  43,937
Payable for investment securities purchased                          2,118,309
Payable upon return of securities loaned                            12,755,244
Accrued investment management services fees                              1,203
Accrued distribution fees                                                   32
Accrued transfer agency fees                                                27
Accrued administrative services fees                                       113
Other accrued expenses                                                  55,552
------------------------------------------------------------------------------
Total liabilities                                                   14,974,417
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $51,445,459

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  33

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- JULY 31, 2010

REPRESENTED BY
Capital stock -- $.01 par value                                    $    65,009
Additional paid-in capital                                          54,093,866
Undistributed net investment income                                    461,738
Accumulated net realized gain (loss)                                (6,587,649)
Unrealized appreciation (depreciation) on investments                3,412,495
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $51,445,459
------------------------------------------------------------------------------
*Value of securities on loan                                       $12,373,802
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                  NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $ 3,483,311              441,264                       $7.89(1)
Class B          $   141,730               18,276                       $7.75
Class C          $   120,243               15,510                       $7.75
Class I          $47,679,790            6,023,250                       $7.92
Class R2         $     3,587                  455                       $7.88
Class R3         $     5,300                  672                       $7.89
Class R4         $     7,899                1,000                       $7.90
Class R5         $     3,599                  455                       $7.91
-----------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $8.37. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $  897,622
Income distributions from affiliated money market fund                  2,567
Income from securities lending -- net                                  71,788
Foreign taxes withheld                                                    (16)
-----------------------------------------------------------------------------
Total income                                                          971,961
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                   375,114
Distribution fees
  Class A                                                              19,337
  Class B                                                               2,362
  Class C                                                               1,006
  Class R2                                                                 17
  Class R3                                                                 12
Transfer agency fees
  Class A                                                               9,420
  Class B                                                                 396
  Class C                                                                 172
  Class R2                                                                  1
  Class R3                                                                  3
  Class R4                                                                  4
  Class R5                                                                  1
Administrative services fees                                           40,614
Plan administration services fees
  Class R2                                                                  8
  Class R3                                                                 12
  Class R4                                                                 19
Compensation of board members                                           1,492
Custodian fees                                                          9,315
Printing and postage                                                   27,925
Registration fees                                                      48,303
Professional fees                                                      20,537
Other                                                                   6,562
-----------------------------------------------------------------------------
Total expenses                                                        562,632
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (58,290)
-----------------------------------------------------------------------------
Total net expenses                                                    504,342
-----------------------------------------------------------------------------
Investment income (loss) -- net                                       467,619
-----------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  35

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED JULY 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $8,005,642
  Futures contracts                                                   377,599
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                             8,383,241
Net change in unrealized appreciation (depreciation) on
  investments                                                        (169,568)
-----------------------------------------------------------------------------
Net gain (loss) on investments                                      8,213,673
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $8,681,292
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    467,619  $    377,135
Net realized gain (loss) on investments                               8,383,241   (11,082,938)
Net change in unrealized appreciation (depreciation) on
  investments                                                          (169,568)    7,316,289
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       8,681,292    (3,389,514)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (74,218)      (28,406)
    Class C                                                                 (52)           --
    Class I                                                            (324,851)     (220,730)
    Class R2                                                                (10)           (1)
    Class R3                                                                (25)          (10)
    Class R4                                                                (52)          (42)
    Class R5                                                                (31)          (17)
---------------------------------------------------------------------------------------------
Total distributions                                                    (399,239)     (249,206)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                        422,161     2,450,687
  Class B shares                                                          2,214       205,267
  Class C shares                                                         34,489        56,304
  Class I shares                                                     22,147,944    35,465,513
  Class R3 shares                                                           674           724
Reinvestment of distributions at net asset value
  Class A shares                                                         26,528        11,018
  Class C shares                                                             47            --
  Class I shares                                                        324,780       220,690
  Class R3 shares                                                             7
Conversions from Class B to Class A
  Class A shares                                                         28,004        79,994
  Class B shares                                                        (28,004)      (79,994)
Payments for redemptions
  Class A shares                                                     (9,055,896)   (1,511,682)
  Class B shares                                                       (135,187)     (115,767)
  Class C shares                                                         (4,551)      (18,418)
  Class I shares                                                    (23,989,375)  (15,688,017)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (10,226,165)   21,076,319
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (1,944,112)   17,437,599
Net assets at beginning of year                                      53,389,571    35,951,972
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 51,445,459  $ 53,389,571
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    461,738  $    365,594
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                      YEAR ENDED JULY 31,
CLASS A                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007       2006(a)
Net asset value, beginning of period                $6.71        $8.76      $10.00       $9.77       $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .04         .04         .14          .02
Net gains (losses) (both realized and
 unrealized)                                         1.19        (2.07)      (1.01)        .29         (.47)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.23        (2.03)       (.97)        .43         (.45)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)        (.02)       (.05)       (.01)          --
Distributions from realized gains                      --           --        (.22)       (.19)          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)        (.02)       (.27)       (.20)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.89        $6.71       $8.76      $10.00        $9.77
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.33%      (23.18%)     (9.67%)      4.29%       (4.40%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.39%        1.60%       1.54%       1.73%        3.27%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.29%        1.42%       1.24%       1.35%        1.40%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .60%         .61%        .44%       1.30%         .55%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3          $11         $13         $14          $11
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%         87%        127%          40%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS B                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.60        $8.65        $9.90      $9.73       $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        (.01)        (.02)       .05           --
Net gains (losses) (both realized and
 unrealized)                                         1.16        (2.04)       (1.01)       .31         (.49)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.15        (2.05)       (1.03)       .36         (.49)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.22)      (.19)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.75        $6.60        $8.65      $9.90        $9.73
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.42%      (23.70%)     (10.47%)     3.51%       (4.79%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.20%        2.37%        2.29%      2.38%      4.05%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.09%        2.18%        2.00%      2.11%      2.18%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.18%)       (.14%)       (.27%)      .49%        (.17%)(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--         $1          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%          87%       127%          40%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007      2006(a)
Net asset value, beginning of period                $6.60        $8.65        $9.90      $9.73       $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        (.01)        (.03)       .05           --
Net gains (losses) (both realized and
 unrealized)                                         1.16        (2.04)       (1.00)       .31         (.49)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.15        (2.05)       (1.03)       .36         (.49)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(e)       --         (.00)(e)     --           --
Distributions from realized gains                      --           --         (.22)      (.19)          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(e)       --         (.22)      (.19)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.75        $6.60        $8.65      $9.90        $9.73
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.49%      (23.70%)     (10.43%)     3.51%       (4.79%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.23%        2.36%        2.29%      2.47%        4.05%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.10%        2.17%        2.00%      2.11%        2.18%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.16%)       (.13%)       (.29%)      .43%        (.22%)(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--        $--          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%          87%       127%          40%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS I                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007       2006(a)
Net asset value, beginning of period                $6.73        $8.78      $10.03       $9.78       $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .06         .07         .15          .03
Net gains (losses) (both realized and
 unrealized)                                         1.19        (2.07)      (1.02)        .32         (.47)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.26        (2.01)       (.95)        .47         (.44)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)        (.04)       (.08)       (.03)          --
Distributions from realized gains                      --           --        (.22)       (.19)          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.07)        (.04)       (.30)       (.22)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.92        $6.73       $8.78      $10.03        $9.78
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.78%      (22.83%)     (9.46%)      4.69%       (4.31%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.05%        1.22%       1.22%       1.19%        3.00%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .93%        1.04%        .92%       1.05%        1.13%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .99%         .98%        .79%       1.43%         .91%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $48          $42         $23         $25           $3
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%         87%        127%          40%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS R2                                           --------------------------------------------
PER SHARE DATA                                      2010         2009        2008       2007(f)
Net asset value, beginning of period                $6.71        $8.75       $9.97       $10.99
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02          .02         .02          .06
Net gains (losses) (both realized and
 unrealized)                                         1.17        (2.06)      (1.00)        (.86)
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.19        (2.04)       (.98)        (.80)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)        (.00)(e)    (.02)        (.03)
Distributions from realized gains                      --           --        (.22)        (.19)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.02)        (.00)(e)    (.24)        (.22)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.88        $6.71       $8.75        $9.97
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.78%      (23.28%)     (9.82%)      (7.40%)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.80%        2.04%       2.03%        1.85%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.71%        1.71%       1.46%        1.80%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .22%         .31%        .23%         .77%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%         87%         127%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS R3                                           --------------------------------------------
PER SHARE DATA                                      2010         2009        2008       2007(f)
Net asset value, beginning of period                $6.71        $8.76       $9.99       $10.99
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .04         .04          .07
Net gains (losses) (both realized and
 unrealized)                                         1.19        (2.07)      (1.00)        (.85)
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.22        (2.03)       (.96)        (.78)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.02)       (.05)        (.03)
Distributions from realized gains                      --           --        (.22)        (.19)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.04)        (.02)       (.27)        (.22)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.89        $6.71       $8.76        $9.99
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.22%      (23.11%)     (9.65%)      (7.21%)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.62%        1.80%       1.79%        1.58%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.48%        1.46%       1.21%        1.55%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .45%         .58%        .48%        1.02%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%         87%         127%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED JULY 31,
CLASS R4                                           --------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007       2006(a)
Net asset value, beginning of period                $6.72        $8.78      $10.00       $9.77       $10.22
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .05         .07         .17          .02
Net gains (losses) (both realized and
 unrealized)                                         1.18        (2.07)      (1.00)        .28         (.47)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.23        (2.02)       (.93)        .45         (.45)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)        (.04)       (.07)       (.03)          --
Distributions from realized gains                      --           --        (.22)       (.19)          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)        (.04)       (.29)       (.22)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.90        $6.72       $8.78      $10.00        $9.77
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.38%      (22.92%)     (9.27%)      4.42%       (4.40%)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.35%        1.56%       1.52%       1.83%        3.12%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.23%        1.22%        .97%       1.26%        1.25%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .69%         .80%        .73%       1.60%         .69%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--          $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%         87%        127%          40%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS R5                                           --------------------------------------------
PER SHARE DATA                                      2010         2009        2008       2007(f)
Net asset value, beginning of period                $6.72        $8.77      $10.02       $10.99
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .06         .07          .11
Net gains (losses) (both realized and
 unrealized)                                         1.19        (2.07)      (1.02)        (.86)
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.26        (2.01)       (.95)        (.75)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)        (.04)       (.08)        (.03)
Distributions from realized gains                      --           --        (.22)        (.19)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.07)        (.04)       (.30)        (.22)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.91        $6.72       $8.77       $10.02
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.79%      (22.90%)     (9.50%)      (6.93%)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%        1.27%       1.28%        1.09%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .96%        1.10%        .97%        1.05%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .96%         .92%        .72%        1.53%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                              114%          98%         87%         127%
-----------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) Rounds to less than $0.01 per share.
(f) For the period from Dec. 11, 2006 (when shares became publicly available) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined Small Cap Value Fund (the Fund) is a series of RiverSource Dimensions Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in small capitalization equity securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000 Value Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective September 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective July 23, 2010, the Fund no longer offers Class R4 and Class R5 shares. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At July 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R4 and Class R5 shares. At July 31,

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2010, the Investment Manager and affiliated funds-of-funds owned approximately 93% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Net
                     assets -- unrealiz-
                     ed appreciation on
Equity contracts     investments            $28,462*          N/A              N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2010


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                   $377,599
-----------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                    $24,545
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was approximately $500,000 at July 31, 2010. The monthly average gross notional amount for these contracts was $1.3 million for the year ended July 31, 2010. The fair value of such contracts at July 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.85% to 0.725% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $56,412 for the year ended July 31, 2010. The management fee for the year ended July 31, 2010 was 0.74% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.08% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2010, other expenses paid to this company were $144.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of

--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,000 and $2,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $5,474 for Class A and $33 for Class B for the year ended July 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.29%
Class B..............................................  2.09
Class C..............................................  2.10
Class I..............................................  0.93
Class R2.............................................  1.71
Class R3.............................................  1.48
Class R4.............................................  1.23
Class R5.............................................  0.96


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R3..............................................   $1


The management fees waived/reimbursed at the Fund level were $58,289.

Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.49%
Class B..............................................  2.26
Class C..............................................  2.25
Class I..............................................  1.04
Class R2.............................................  1.84
Class R3.............................................  1.59
Class R4.............................................  1.34
Class R5.............................................  1.09


Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.43%
Class B..............................................  2.18
Class C..............................................  2.18
Class I..............................................  1.01
Class R2.............................................  1.68
Class R3.............................................  1.56


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $55,750,456 and $66,132,085, respectively, for the year ended July 31, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                            2010        2009
------------------------------------------------------------------
CLASS A
Sold                                            55,100     390,536
Converted from Class B*                          3,549      11,922
Reinvested distributions                         3,537       1,852
Redeemed                                    (1,223,853)   (252,101)
------------------------------------------------------------------
Net increase (decrease)                     (1,161,667)    152,209
------------------------------------------------------------------

CLASS B
Sold                                               298      30,986
Converted to Class A*                           (3,613)    (12,120)
Redeemed                                       (17,917)    (19,523)
------------------------------------------------------------------
Net increase (decrease)                        (21,232)       (657)
------------------------------------------------------------------

CLASS C
Sold                                             4,466       7,429
Reinvested distributions                             6          --
Redeemed                                          (632)     (2,110)
------------------------------------------------------------------
Net increase (decrease)                          3,840       5,319
------------------------------------------------------------------

CLASS I
Sold                                         2,898,254   6,190,809
Reinvested distributions                        43,304      37,091
Redeemed                                    (3,203,531) (2,542,749)
------------------------------------------------------------------
Net increase (decrease)                       (261,973)  3,685,151
------------------------------------------------------------------

CLASS R3
Sold                                                89         127
Reinvested distributions                             1          --
------------------------------------------------------------------
Net increase (decrease)                             90         127
------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $12,373,802 were on loan, secured by cash collateral of $12,755,244 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $71,788 earned from securities lending for the year ended July 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $35,608,211 and $34,600,580, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $27,764 and accumulated net realized loss has been increased by $27,764.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED JULY 31,                             2010      2009
----------------------------------------------------------------
Ordinary income.............................  $399,239  $249,206
Long-term capital gain......................        --        --


At July 31, 2010 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $   478,802
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(6,228,634)
Unrealized appreciation (depreciation)...........  $ 3,036,416


For federal income tax purposes, the Fund had a capital loss carry-over of $6,228,634 at July 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended July 31, 2010, $559,116 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements other than as noted below.

The Board of Directors of the Fund has approved in principle the proposed merger of the Fund into Columbia Small Cap Value Fund I. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs

--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Small Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Dimensions Series, Inc.), as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small Cap Value Fund of the RiverSource Dimensions Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010



--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS -- the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  69

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
70  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  71

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


management team. Further, the Board noted measures taken to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio managers expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed revised expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

--------------------------------------------------------------------------------
72  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  73

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6397 G (9/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Dimensions Series, Inc. were as follows:

                         2010 - $40,254   2009 - $40,142

(b) Audit-Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Dimensions Series, Inc. were as follows:

                         2010 - $865      2009 - $750

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Dimensions Series, Inc. were as follows:

                         2010 - $6,392    2009 - $6,360

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Dimensions Series, Inc. were as follows:

                         2010 - $0        2009 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2010 - $2,118,218   2009 - $829,596

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Dimensions Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date October 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date October 7, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date October 7, 2010